UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08649

EII Realty Securities Trust
(Exact name of registrant as specified in charter)

640 Fifth Avenue, 8th Floor New York, NY 10019
(Address of principal executive offices) (Zip code)

Richard J. Adler 640 Fifth Avenue, 8th Floor New York, NY 10019
(Name and address of agent for service)

registrant’s telephone number, including area code:  212-735-9500

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

JUNE 30, 2013

ANNUAL REPORT

888-323-8912

E.I.I. REALTY SECURITIES TRUST

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Rd., Berwyn, PA 19312.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

June 30, 2013

(unaudited)

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended June 30, 2013 the E.I.I. Realty Securities Fund rose 5.1% on a per share basis compared to 6.5% for the FTSE/NAREIT Equity Index. For the fiscal year ending June 30 the Fund rose 8.1% compared to the Index gain of 9.4%.

The US REIT sector ended a highly volatile first half of 2013. The FTSE/NAREIT Equity Index rose over 18% through mid-May during which it continued to outperform the broader equity market as represented by the S&P 500. In mid-May it declined sharply in the next 5 weeks giving up its entire gain, before recovering to finish up +6.5%. For the same period the S&P 500 achieved a return of +13.8%, outperforming the REIT sector by a wide margin. The big story during the quarter goes back to the Federal Reserve’s May 22nd announcement of their Federal Open Market Committee (“FOMC”) meeting minutes, which suggested that the central bank could begin a “tapering” of its bond buying program during the latter part of 2013 if its inflation, employment and economic growth targets are being met and the economic growth deemed to be self-sustaining. This message telegraphing the inevitable wind-down of quantitative easing (“QE”) was met with a frantic sell-off in most risk assets, including bonds, equities and commodities. The yield on the 10 year US treasury has gone from a low of 1.6% earlier in the year to 2.6% at the end of the period. REITs were among the most impacted by the anticipated changes in Federal Reserve monetary policy since they have among the highest dividend yields of any equity sector, and have been a beneficiary of the low yield environment.

While the potential for rising interest rates will continue to be a risk to financial markets for the foreseeable future, the macro economic backdrop in the US is benign enough that the Federal Reserve will likely take its time in weaning markets off of QE over the next 9-12 months. Actual short term interest rate increases are not expected to occur until late 2014 or even 2015. Even this amount of monetary tightening is dependent on a continuing recovery in GDP growth and declining unemployment to the Federal Reserve’s stated bogey of 6.5%.

The US economy grew by +1.8% in the first quarter, and appears to have slowed to about +1.0% in the second quarter, resulting in a 1.4% rate for the first half. The consensus view is that the economy will reaccelerate to about +2.8 to +3.0% growth in the second half of 2013. However, more recent commentary suggests that actual real GDP growth may come in below this forecast. The recent spike in residential mortgage rates has had a moderating impact on homebuilder confidence and homebuilder stocks have corrected +20% since late May. While the level of housing affordability is still quite attractive in most markets, the combination of rising mortgage rates and the surge in home prices warrant watching. The composite Purchasing Managers Index (“PMI”) surveys have also softened a bit of late. On the positive side of the ledger, the June payroll number produced a positive surprise with 265,000 private sector jobs created, coupled with an increase of +0.4% in average hourly earnings. Vehicle sales and home prices have also been a positive catalyst over the past several months.

The moderate growth of the US economy has provided a healthy backdrop for driving commercial real estate tenant demand in an environment where speculative development has been slow to materialize. Key drivers for demand including employment growth, household formation, rising home prices and corporate/consumer confidence are all providing a solid backdrop for commercial landlords.

Performance in the REIT space for the first quarter of 2013 was highlighted by a major rotation out of larger capitalization, lower levered, higher quality REITs and into smaller capitalization, lower quality companies and those with the highest dividend yields. In hindsight, it appears that unlimited access to mispriced and cheap capital somehow became an investment thesis, and from that perspective, recent Federal Reserve commentary has snapped markets back to the reality that QE was never meant to be infinite.

It is worth noting that following six quarters of material underperformance by the apartment sector, that property type finally came back into favor in the latter part of the second quarter and was the best performing property type in the period. Apartment industry fundamentals are holding up better than expected given where the sector is in the cycle and some of the negative sentiment related to move-outs to homeownership has dissipated with the recent rise in mortgage rates and the modest reduction in housing affordability.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2013

(unaudited)

Market Analysis

In assessing the markets for the recent period, one must put things in the context of pre- and post- the Federal Reserve’s late May discussions. Through May the best performing sectors were healthcare and mall REITs. However, following the Federal Reserve’s “tapering” missive, the REITs sold off -18% and a rotation occurred where the best performing sectors were apartments and lodging. In the downturn the biggest laggards were healthcare and free standing. Because healthcare and free standing (triple net lease) REITs are more dependent on acquisitions for growth, they would potentially be more negatively impacted by higher interest rates and a higher cost of capital.

The best performing apartment name for the period was Colonial Properties (CLP), which after several years of speculation about its future, announced an agreement to merge with Mid-America Apartments (MAA). The combined company will be one of the largest owners of multifamily assets in sun-belt markets and we believe this is a good fit. Given the scale advantage now enjoyed by Equity Residential (EQR) and AvalonBay Communities (AVB) following their 60/40 purchase of the Archstone portfolio, we would not be surprised to see more consolidation within the apartment sector. The self-storage sector has achieved phenomenal returns over the past several years and fundamentals for the sector continue to be solid. The best performing company within this sector during the period was Extra Space Storage (EXR), a core holding in our portfolios.

The worst performing sectors during the period were the mixed office/industrial, which was barely positive, mixed office/industrial, and free standing. The mixed category is skewed towards suburban office, where fundamentals remain challenging. However, the stocks in this sector were bid up earlier in the year due to their attractive dividend yields, and thus had further to fall once interest rates started to rise. Free standing, or triple-net lease REITs have the most bond-like characteristics of all property sectors and were trading at very large premiums to net asset value at the peak. Free standing is still a burgeoning sector and will become more investable if portfolio level disclosure improves. The pure industrial sector underperformance was driven by larger cap names, First Industrial and Prologis Inc. Both companies have turned in solid operating performance over the past several quarters, but they are perceived to be more risky, First Industrial because of its higher leverage and portfolio quality, and Prologis due to its development pipeline and international exposure.

Capital Markets and Investment Activity

Among the major Merger & Acquisition (“M&A”) activity were four announced deals during the period with a total transaction value of $5.1 billion. In addition to the Mid-America Apartment Communities acquisition of Colonial Properties, American Realty Capital Properties was involved in two of the transaction acquiring Capital Lease and ARCT IV (an affiliated net lease company). Brookfield Office Properties acquired small cap and fallen angel MPG Office Trust to expand their Southern California platform.

Equity capital markets were active with over $16.5 billion of issuance peaking in April ($3.1 billion) and May ($6.5 billion) ahead of the Federal Reserve’s tapering commentary. There were six Initial Public Offerings (“IPOs”) during the period (including Blackstone’s re-IPO of Capital Trust) but most were not traditional REIT sectors. Two were mortgage REITs (Ellington and Blackstone), a single family rental REIT (American Residential Properties), and an infrastructure REIT (Hannon & Armstrong). ColonyAmerican Homes pulled their IPO as they were going to price in early June amidst high volatility.

During the period REITs issued $3.9 billion of preferred equity but called $3.2 billion for a net capital issuance of $700 million. REIT preferreds were on fire prior to Federal Reserve tapering talks but have fallen off quickly with blue-chip issuer Public Storage’s yields rising from just inside of 5% to 6.2% at the end of the period. REIT preferreds will likely continue to be a financing vehicle for smaller REITs that view the capital as a cheaper alternative to common equity. There were $15.8 billion of bonds issued during the period with most REITs taking advantage of materially lower yielding long bonds and tighter spreads for perhaps the last time. In some cases, waiting a week cost issuers as much as 100 basis points (“bps”). That said, most 10 year investment grade REIT bonds are trading around 4.0-4.5% which in a historical context is not very high on either an absolute yield or relative/spread basis.

With regard to investment activity, early in the period additions included some smaller-cap names, such as Excel Realty (shopping center), Summit Hotels (limited service hotel owner), and Apollo Commercial Real Estate Finance (commercial mortgage REIT). These companies all benefit from seasoned management teams, prudent balance sheet management, scalability of the business, and attractive valuation. In the second quarter we initiated three new positions in apartments, diversified and single-family rentals. In

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2013

(unaudited)

apartments, we added Mid-America Apartments (MAA), following the announcement of their pending merger with Colonial Properties. The larger MAA will be able to achieve operating synergies and should warrant a higher price multiple over time due to its better liquidity, access to capital and scale. Within the diversified category, we’ve reestablished a position in Vornado Realty Trust (VNO) after being out of the name for two years. VNO has begun the process of simplifying its story, pruning its portfolio of non-core assets and is looking to become more shareholder friendly. We see good upside in the New York office portfolio and view the street retail business as an extremely undervalued asset. Finally, we participated in the IPO of single-family residential operator, American Residential Property (ARPI). A lot of institutional capital has flowed into this emerging property sector over the past 12-18 months and there is plenty of discussion as to whether this will evolve into a real asset class, or whether this should be viewed as a short term play on home price appreciation.

On the flip side, during the first quarter, we exited several strong positions based on valuation including American Assets Trust Inc., BioMed Realty Trust Inc. and Rayonier Inc. We are receptive to owning these names again in the future. In the second quarter we exited several names that were mainly to fund “relative value” trades as volatility picked up towards the end of May and into the quarter end. We used Douglas Emmett (DEI) as a source of funds to consolidate our other office holdings and also for the initiation of the Vornado position. PS Business Parks (PSB) had a very strong 1H13 performance and valuation became too full to justify holding the position at prevailing pricing. Starwood Hotels and Resorts (HOT), one of the few c-corps in the portfolio, held up very well during the early June sell-off in REITs, and was used to fund the purchase of core positions at discounted pricing. Finally, we exited Urstadt Biddle (UBA) due to its solid performance during the correction and used the proceeds to fund core holdings as well.

Property Analysis

Office

Office sector fundamentals remain under pressure but are improving. Slow job growth, government cut-backs and increased worker density requirements continue to hamper demand, but new supply growth is still in check as current rents and access to construction financing make speculative development unfeasible in just about every major Metropolitan Statistical Area (“MSA”). As a result, overall net absorption has turned positive for the overwhelming majority of markets that the REITs own product in, but significant amounts of additional net absorption are needed to see robust rent growth going forward.

The markets that are witnessing the strongest relative rent growth are those with large tech and energy influences. This would include San Francisco, Seattle, Austin, Boston’s Cambridge sub-market, New York City’s Midtown south sub-market, Houston, Denver and Dallas. Markets with the weakest demand are those reliant on the government and to a lesser extent finance/law. The market most affected by this is Washington D.C.

In general, Central Business District (“CBD”) sub-markets with creative space/open floor plans are in the greatest demand driven mostly by tech tenants who are seeking to attract a younger work force that is accustomed to an urban work-live-play environment. We are also seeing demand accelerate for the very best buildings in the very best urban in-fill sub-markets, mostly driven by small to medium sized tenants where the cost to rent is of little concern to the bottom line.

With this backdrop, we prefer coastal CBD operators who are wedded to demand from tech or who own/develop the best space within a premier CBD sub-market. In addition, we prefer operators that have the ability to develop at significantly higher yields than private market capitalization rates. We believe these types of operators are likely to post results that will surprise to the upside from both an earnings and Net Asset Value (“NAV”) standpoint.

Regional Malls

We expect mall-REIT fundamentals to remain strong in the second half of 2013 with continued traction on occupancy gains and leasing spreads. Sector occupancy gains have approached 1.5% so far in 2013 and rental spreads on leases signed are approaching 15% given good demand from retailers for space and very low tenant fall out so far in 2013. All told, we expect sector same-center net operating income (“NOI”) growth of between 4.0% and 4.5% — well ahead of the long term sector average of 3.2%. However, the strong internal growth likely will moderate modestly from 2012 when the sector generated same-center NOI of 4.5%. As a result, investor expectations seem to have baked in the strong internal prospects and the mall REIT sector has underperformed the industry average so far in 2013. Company specific items such as Simon’s intentions with regard increasing its ownership interest

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2013

(unaudited)

in French retail company Klepierre also could be weighing on investor sentiment given the economic outlook in Europe and how Simon may fund a large acquisition.

Mall transactions continue to be muted with very limited acquisition activity reported. On the other hand, mall companies continue to pare portfolios of lower productivity assets. For instance, Macerich sold four B quality malls with average sales of $389 per square foot and an office building for approximately $750 million at a capitalization rate in the low-to-mid 7% range. Macerich offered a total of 17 malls for sale with two under contract that did not close subsequent to the buyer attempting to re-trade the assets, and the completed dispositions were somewhat underwhelming to investors. The pricing also represented pre-Bernanke comments indicating that the Federal Reserve could be moving to wrap up the latest round of QE where pricing of assets almost certainly has changed to reflect higher capitalization rates.

Shopping Centers

Demand for shopping center space continues to improve and is especially strong for the quality/location of product that the REITs typically own. In general, retailers remain focused on opening stores in only the top MSA’s, but are now more willing to expand into secondary markets so long as they are in the dominant center within a trade area. National branded retailers are in extremely good health and those that have survived are starting to get more aggressive with their expansion plans. This is helping to overcome weakness in mom and pop operators who remain hampered by the recent recession and have little plans for expansion.

The strongest demand is for larger box space greater than ten thousand square feet. For the most part REIT occupancy for this type of space is almost full and as a result REITs are seeing strong rent growth for this product. As bigger box space has pretty much filled up across most REIT portfolios, small shop leasing is starting to gain momentum. Accordingly, shopping center REITs are in a unique position where they can push rents, still have occupancy upside through small shop lease up and where supply growth remains muted as rents are roughly 20% away from justifying development in most markets.

Now that it is officially a landlords market, demand for shopping center real estate has strengthened and private market capitalization rates have compressed significantly over the last twelve months. Power centers have especially benefited, given the demand from national retailers is greatest in this shopping center product type. We continue to favor operators who can capitalize on this demand from national retailers and those that can develop at yields significantly greater than where they can acquire assets.

Apartments

Multifamily sector growth continues to be strong, with core growth driven internally by strong same store performance, despite decelerating from a record 2012. Externally, growth is being driven by development, with initial yields ~150-200 bps above transaction capitalization rates. Apartment construction is increasing, however, current occupancies are historically high and positive demographic trends will help new supply absorption rates. Also, it is important to remember that a significant percentage of this development is coming from the public REITs. Though increased supply should bring rent growth down to more average levels in the future, the return on the public REIT’s development should be near historical highs given the large spread between development yields and acquisition capitalization rates. With ~7% of the multifamily REITs gross asset value in development, development presents a large opportunity to drive NAV growth. Washington DC will continue to get the most attention as we expect supply delivery to be most impactful in the second half of 2013, and Southern California will also get its fair share of attention given that the recovery seems to be underway there with leasing finding strength and companies reporting better than expected results out of that region. The Bay Area, Boston, Denver and the Texas markets will likely continue to do well into the second half of 2013, but the second derivative is expected to slow most noticeably for Seattle and Northern California.

Healthcare

Healthcare REIT fundamentals appear on solid footing in 2013 with good demand for space overall. We are seeing incremental improvement in occupancy and rental increases of 3-5% in senior housing operating portfolios where same-center NOI growth is north of 5%. Demand for space in medical office portfolios also appears on solid footing as the industry prepares for National healthcare, which is expected to result in increased demand for space from physician groups as the nation’s large uninsured population enters the healthcare system. On the other hand, nursing home portfolios — a straight Net Net Net (“NNN”) leased business — remain a concern with weak reported coverages and ongoing government pressure on reimbursement such as the recently implemented

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2013

(unaudited)

2% cut on Medicare rates from sequestration. The cut for nursing home operators went into effect on April 1, and we will get our first read on how nursing home operators are faring with the cut in the current quarter.

Overall sector transaction activity has been muted with only Health Care REIT out of the big-three healthcare REITs closing meaningful acquisitions so far in 2013. Health Care REIT’s recent acquisitions include a 75% interest in 47 senior housing properties with Revera for $1.35 billion located in major Canadian metropolitan markets. Healthcare REIT reported an expected first-year unleveraged NOI yield of 7.0% on the acquisition. It also completed the last tranche of its $4.3 billion Sunrise Senior Living acquisition on July 1st with the purchase of the remaining joint venture interests that it did not already own for $745 million. Health Care REIT reported a 6.5% capitalization rate on the entire $4.3 billion Sunrise acquisition.

Lodging

The lodging sector remains in the middle of the cycle. At the start of the year there was concern that macro issues such as the fiscal cliff, sequestration, etc. could jeopardize the hotel industry’s health. There was no immediate impact from these events, but some industry experts suggested that the sector wouldn’t have a handle on the full effect of the sequester until May. These skeptics seem proven correct. A delayed sequester effect appears to have muted the lodging industry’s second quarter results. Demand growth remains positive, but decelerated throughout the second quarter.

At 3.2% through May according to Smith Travel Research (STR), second quarter lodging demand was stronger than the first quarter’s 2.7%. However, June data suggest that it was the weakest month of the quarter and that overall demand for the second quarter likely lagged the first quarter. Corporate and leisure demand remain steady, but group continues to remain sluggish. Group was expected to show improvement in 2013, but expectations have declined in recent months. Hotel operators have reported an uptick in government cancellations in recent months. Other managers contend that there is still too much slack in the labor market to warrant incentive and reward travel from employers. Supply growth rose slightly to 0.8%. It remains considerably below demand growth, but there are an increasing number of signals that supply is on the upswing. Developers appear more confident, and lenders are starting to seem more comfortable funding projects, especially in the limited service segments. The only major hotel markets that have supply growth higher than the sector’s 2.0% long-term average are New York and Philadelphia. Going forward, Washington DC, Orlando, Denver, Miami, and Nashville warrant monitoring. Fundamentals should remain intact through at least 2014. In the first quarter, occupancy increased approximately 100 bps according to STR. This is lower than the first quarter’s 200 bps, but the cycle is shifting toward greater contribution from average daily rate (“ADR”). ADR growth was approximately 4%. This lagged the first quarter’s of 5%, but ADR growth as a percentage of Revenue per Available Room (“RevPAR”) growth rose to 77% in the second quarter, from 74% in the first quarter and 60% in 2012. Second quarter RevPAR is estimated at roughly 5% vs. approximately 7% in the first quarter. Currently, the consensus is that RevPAR will grow 5.0%-7.0% in 2013. Through June, results are tracking right at the midpoint, but this is a little disappointing in our view after a solid first quarter. Results should improve from here with easier comparisons and better group bookings, especially in the fourth quarter. In the private market, the continued sentiment is that lodging investors are still pursuing low double-digit unlevered returns for core properties, with initial capitalization rates in the 5.5%-7.5% range for high-quality hotels in major markets. Market commentary is that competition has increased and has been exacerbated by the lack of quality product on the market. The amount of equity capital on the sidelines and the improving debt market, particularly for CMBS, are expected to result in a solid transaction market in the second half of 2013.

Self Storage

Storage fundamentals continue to exhibit solid momentum. The sector’s fundamentals appear at peak levels, but have taken longer than expected to slow, and deceleration is occurring at a slower pace than in the apartment sector. Storage demand is strong and likely benefiting from the increase in housing sales, and supply remains more muted than apartments and well below the sector long-term average of 6%. Properties continue to generally trade at or above replacement cost, which is slowly leading to more new construction, but forecasts suggest reasonable supply growth through 2014. This is allowing storage operators to achieve occupancy levels that are above the historical peak. First quarter Year Over Year (“YOY”) occupancy growth of 3.8% was ahead of the fourth quarter 2012’s 3.4%, and the first quarter’s average occupancy for at least a couple professionally managed portfolios was 100 bps higher than the pre-financial crisis peak. With the highest quality portfolios operating at roughly frictional vacancy, occupancy growth is slowing for a product in major markets, but many lower quality portfolios are still exhibiting material improvement. The

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2013

(unaudited)

occupancy strength is leading to more pricing power, which appears to have accelerated in recent quarters. Rental rate growth rose to 2.7% YOY in the first quarter, which is the best since 2007. Operators are having success with all three levers of rate growth: greater increases to a higher percentage of existing customers, declining concessions, and improved street rates to new customers. Combined with the occupancy strength, this has led to Revenue per Available Foot (“RevPAF”) growth that is still climbing. First quarter 7.1% growth was the best since at least 2007. With major operators predicting 6% revenue growth for 2013, the sector appears well on pace to meet expectations. Expense growth may mitigate some of the sector’s NOI potential. After four years of flat to negative expense growth, costs will rise more materially in 2013. Real estate taxes, which account for roughly 30% of total expenses, are projected to rise 4%. This is roughly in line with the overall forecast for expenses, but there is potentially some upside here. The NOI outlooks for 2013 have improved since the beginning of the year, with the average forecast rising from nearly 5.5% to closer to 7.0%, which is the highest in the REIT industry except for hotels.

Industrial

The recovering economy has led to an increase in demand for Industrial space. Additionally eCommerce growth has been transforming the space requirements for the industry as companies move from delivery to next day delivery and soon same day delivery. Industrial assets are seeing increases in net absorption and limited new supply. As a result we anticipate that the sector will continue to experience rental rate growth and we are starting to see rent growth back to peak pricing in most coastal markets as well as Texas. This should lead to strong cash flow growth rates that mitigate the higher cost of capital in a rising interest rate environment. Our concern in the longer term is that this sector in particular has had a history of rapid new supply growth. Most of the new supply being delivered are built to suit assets mainly for eCommerce tenants. However, speculative development (or spec) is appearing in New Jersey, Texas, Los Angeles and certain submarkets in Pennsylvania. Due to limited land holdings with aggressive developers and a lack of viable construction financing for private entities we have not seen the increase in spec space being constructed. This will be a key factor in determining whether the sector’s strong cash flow outlook will be diminished. As asset pricing for well leased buildings in most markets are approaching replacement costs, it will be matter of time and we will need to focus on this leading indicator to adjust our Industrial sector weightings.

Triple Net Lease

Triple Net REITs were amongst the most active companies during the second quarter. In the equity markets, Cole and Chambers Street both listed their formerly private REITs on the exchange. Listing is not the same as an IPO in that there are no proceeds raised, but it provides their private investors liquidity in the public markets (akin to an IPO) and it also allows public market investors the opportunity to purchase shares in the secondary market. These two REITs added market capitalization of $5.6 billion for Cole and $2.2 billion for Chambers Street to the growing net lease sector. M&A activity continued in the sector as well with American Realty Capital announcing their intention to purchase Cap Lease, GE Capital’s net lease business and ARCT IV, an affiliated private REIT.

Despite the heavy capital markets activity, net leased REITs were amongst the hardest hit after the Federal Reserve’s tapering commentary. Net leased properties enjoyed a meteoric rise while the Federal Reserve was very dovish as their property type provides high current income with limited upside internal cash flow growth, making them an ideal investment in a yield starved world. But this has changed as their cost of capital has risen dramatically since the May 21st Federal Reserve commentary. For example, blue chip net lease company National Retail Properties 2023 bonds were yielding 3.47% on May 20th or 154 bps over the 10 year treasury, but by the end of the second quarter these yields moved up to 4.47% or 200 bps over the 10 year treasury. With limited internal cash flow growth in the sector, triple nets ability to externally grow via accretive investing will be more difficult in a higher cost of debt environment.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

June 30, 2013

(unaudited)

Outlook

The REIT sector hit a 52 week high in late May, prior to the Federal Reserve induced sell-off in financial markets. At that time, the REIT benchmarks were up roughly +19% for the year-to-date period, and the group overall was trading at about a +15% premium to net asset value, with several of the yield oriented sectors trading at +30-50% premiums to NAV. Many stocks were trading at levels that from a “technical” perspective, utilizing a 30 day relative strength index, or RSI, were “overbought”.

Following the re-pricing of the sector in the May/June period, we have become more constructive on the group and believe that valuations are now much more aligned with operating fundamentals.

As alluded to earlier, a key determinant of performance over the near term will likely be correlated with Federal Reserve language, Fed action, and the movement of interest rates. The operating environment for the sector should continue to be conducive to moderate and predictable cash flow growth.

The rising interest rate environment will have an impact on leveraged transactions and will likely result in a moderation of acquisition/disposition activity on the part of REITs and private investors alike.

The current interest rate environment is remotely akin to the period starting in April 2004 when then Federal Reserve Chairman, Alan Greenspan, surprised the financial markets with the first of several federal funds rate increases. The initial response to this “shock” was a spike in 10 year treasury yields and a steep sell-off in equity markets, including REITs. However, for the extended period from April 2004 through the end of 2006, 10 year treasury yields remained fairly range bound, in spite of a 300bps move in the federal funds target rate. Also over this period, the S&P500 moved higher by +31%, and the FTSE/NAREIT index moved up by +55.5%. This example is not to imply that the current period will match what we saw in 2004-06, however, it does demonstrate that REITs can and have performed quite well in the past during periods of rising interest rates.

Looking out over the near term, we expect to see positive earnings results and guidance increases from the apartment sector, following a successful spring leasing season. Regional mall operators also tend to provide positive commentary regarding leasing rental rate spreads and tenant demand heading into the holiday season. More recently, we have become more optimistic towards the New York office market and expect to see better operating data points from New York centric REITs in the quarters to come.

We thank you for the support and trust you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund - Institutional Shares

June 30, 2013

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Realty Securities Fund and the FTSE NAREIT Equity

Index(1) and the Wilshire Real Estate Securities Index(1) From Inception (June 11, 1998) through June 30, 2013

An index is unmanaged and does not include account charges, fees, taxes and other expenses. You cannot invest directly into an index.

	Returns for the Year Ended June 30, 2013

	Average Annual Total Return

	One Year	Five Years	Ten Years	Since Inception*

E.I.I. Realty Securities Fund	8.10%	7.82%	11.36%	9.73%
FTSE NAREIT Equity Index(1)	9.42%	7.57%	10.88%	9.75%
Wilshire Real Estate Securities Index(1)	8.38%	7.03%	10.89%	9.81%
* Inception date was June 11, 1998. (1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.30% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

June 30, 2013

(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended June 30, 2013 the E.I.I. International Property Fund declined 3.0% on a per share basis compared to – 0.9% for the EPRA Developed ex-US Index. For the fiscal year ended June 30 the Fund rose 19.3% versus +18.8% for the benchmark index. Assets in the Fund totaled $736.9 million at the end of the period.

The recovery in share prices continued fairly steadily in most markets until that fateful day in May (May 22) when Federal Reserve Chairman Bernanke noted that the pace of monetary stimulus would ultimately be reduced. While he noted that such actions would occur as and when it became clear that the US economy was recovering, the markets ignored the caveat and the sell-off proceeded. The immediate reaction was a surge in bond yields and a sharp decline in income-oriented vehicles of any kind, especially REITs. The exception to these trends were Japanese Real Estate Investment Trusts (“JREITs”) which rose 60% in the first quarter due to Japanese Central Bank purchases, then fell in the second quarter by 30% when it ended.

The Federal Reserve spent the next several weeks reminding investors that it would only adjust its policy on ample signs that the recovery was self-sustaining and when unemployment had fallen below 6.5%. Across the market, however, skepticism prevailed into quarter end. Emerging markets, especially Brazil, as well as other commodity based economies like Australia and Canada were also affected by fears of rising interest rates and the impact they could have on global demand. Currency declines were a major feature of the period, led by the Aussie dollar (around -12%) and the Brazilian real (approximately -9%). The euro and British pound were stable over the period, but very volatile within the quarter.

The continuous flow of negative economic data from China as well as less than robust data from the US exacerbated the situation in the markets. By the end of the period, it was becoming clear that the global economy was slowing and the markets had reset growth expectations. However, market volatility declined sharply as comments from Federal Reserve members as well as other central bankers assuaged concerns of a liquidity crisis or tightening of monetary policy before growth could resume. Interest rates in most markets also stabilized and it became clearer to investors that the risk of a further surge in rates was diminishing given the Federal efforts to reassure the markets and signs that global growth may be slowing. Nonetheless, bond yields moved substantially higher than the lows reached earlier in the period.

During the period, market nervousness was not helped by a surge in interbank rates (weekly repo rates) in China, which rose from 3% to 11% in one day, drawing parallels with the Lehman crisis. The People’s Bank of China decided to severely restrict smaller banks from offering leveraged investment products that were more risky than perceived by the local investors. The heavy-handed nature of this action caused a short-term panic in equity and debt markets across the country, as well as in other markets, until the rate fell back to 3.3%. The “shadow banking” market is important for the small to medium size enterprises (SMEs) as 97% of these types of companies (JP Morgan estimates) do not have access to bank loans and rely instead on non-traditional funding sources as in the case of many other countries including the US. Loan rates for these types of borrowers tend to have maturities of one year or less, and rates are 15-20%. The most desirable outcome of government action would be – not for this form of lending to stop – but for investors/lenders to be made fully aware of the risks, and for traditional banks to provide more disclosure on this form of off-balance sheet financing. While the combined level of debt held by China’s government, corporations, and households is estimated to be 205% of GDP, it remains relatively low compared with the US at 250% and Japan at 400%. It is also worth noting that China’s cash reserves are over $3.5 trillion which provides an important cushion given the debt levels.

Property Sector

Rising interest rates clearly had an impact on the performance of most property markets relative to their broader equity market peers, however the effect diminished by the end of the period. Stock charts for most of the property companies were surging until the Bernanke speech and then fell throughout the end of the period. However, during the last days of June, Japanese developers rose strongly. The largest Japanese developer, Mitsubishi Estate, rose 16.7% over the last three days of the month after falling 21% after the speech.

The UK property market far outperformed its equity market peers. The same was true for virtually all property markets, up to May 22 when the trend reversed, quite substantially in some cases like Japan. The dramatic decline in property market share prices was highly correlated with rising interest rates as investors began to re-price the sector regardless of the underlying fundamentals. By

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2013

(unaudited)

the end of June, share prices started to recover as it became clear that the surge in interest rates had run its course and central banks reasserted their intention to remain accommodative until economic growth is firmly in place.

Asia

Japan:   Japan’s property sector continues to be volatile due, primarily, to government efforts to stimulate the sector along with the uncertainty as to how long such efforts will persist. JREIT share prices soared during the first quarter of the year as the Japanese government purchased shares on the open market, but the sector fell sharply in the second quarter when the buying stopped. Most recent government statements indicate that the program for JREIT purchases may have ended and other measures will be taken to stimulate property market growth, including buying the more liquid development companies. During the second quarter, property developer Mitsui Fudosan rose 10.5% while its affiliate JREIT (Nippon Building Fund) declined 11.7% - a significant difference of over 2200 basis points (“bps”). The development companies, in particular, surged during the final week of the period, registering gains of as much as 5% per day. While we are confident that the recovery of the Japanese economy is gaining strength, the process appears to be more gradual than the stock market has discounted in the share prices, and we expect this market to continue to be turbulent for much of the year. The office market vacancy rate in Tokyo actually deteriorated in June, although this is related to tenants upgrading to higher quality buildings that were built to higher seismic standards. While overall Tokyo office rents continued to decline, rents for higher quality buildings rose 1.7% Quarter on Quarter (“QoQ”) to an average level of just over $100 per square foot (“psf “), per year (¥30,000 per tsubo per month). Consumer and business sentiment indices were disappointing in June and the market euphoria seems to be losing some steam, which may also account for slow pace of rental rate growth despite the shrinking supply conditions. Japanese consumer sentiment may be weakening due to the prospects for an increase in the consumption tax from 5% to 8% in April 2014, minimal (if any) increases in wage rates, and rising inflation due to the falling yen.

The Japanese property market is attracting foreign and local investors to take advantage of current market pricing. While capitalization rates on top quality properties are at historically low levels (3-4%), the rents that are being capitalized are also near historically low levels, resulting in attractive valuations relative to new construction. Average rents for the higher quality locations are 30-50% below the previous peak reached in 2007, and the prospects for rental growth are increasing with the steady decline in supply that has been occurring over the past two years.

Hong Kong/China:   Hong Kong/China remain the most challenging markets for investors. During the quarter, it became clearer that the Chinese economy has slowed measurably and the government faces the challenge of stimulating growth while not causing house prices to rise further. This is an especially difficult objective given the global economic slowdown that appears to be occurring as evidenced by the sharp declines in export volumes to the US and Europe, China’s largest customers. While growth has slowed in its export sector, the GDP growth rate of 7.6% in the second quarter reflected rising domestic demand, especially retail sales which rose 13.3%Year OverYear (“YOY”) and were higher than the previous month. This trend is clearly in line with the government’s primary objective to shifting the export-oriented economy towards a growth model that is more domestically focused.

The better quality residential developers in China reported relatively strong sales during the quarter as end-users take advantage of attractive interest rates and house prices. For the largest residential companies like China Resources Land and China Overseas Land, residential sales exceeded their targets for the quarter and were able to preserve margins through cost management and product mix. These two companies provided the best returns for this market, declining 1.1% and 3.9% respectively, far outperforming the overall market decline of 7.2%. Unfortunately, the Hong Kong office and retail companies did not fare as well, despite falling vacancies and recovering rental rates. Companies within the sector declined 10-14% and are now trading at 35-45% below Net Asset Values (“NAVs”) which appear to have more than captured the risk of a China market collapse.

Singapore:   Singapore’s property market continues to suffer from the overhang of a special stamp duty aimed at limiting (or even eliminating) the purchase of luxury homes in an effort to dampen house price increases. The economy surged 15.2% in the second quarter vs. the prior quarter and retail sales, in particular, were much stronger than expected in May, rising 3.2% YOY relative to an expected increase of 1.8%. Despite solid economic fundamentals, the property sector declined 7.5% during the second quarter, led by Singapore’s largest property company Capitaland, which declined 11%. Office rents have bottomed and are rising in Singapore due to increased economic activity and shrinking supply. As a result we would expect property company performance to recover off its current 30-40% discounts to NAV.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2013

(unaudited)

Australia:   Australia’s economy is clearly struggling, although the property sector performed well during the second quarter, rising nearly 3.4%. As with most other markets, however, performance varied widely between companies.

Shopping-center company CFS Retail and diversified company GPT achieved total returns of nearly 3% and 5%, respectively, while the more residential-focused Stockland suffered on concerns about the overall housing market and fell over 1%.Westfield Retail Trust surged 11% prior to the Bernanke speech, but declined 15% thereafter, ending the period with a gain of 2.7%.

With the approximate 12% decline in the Aussie dollar, inflation is bound to rise, which could put further downward pressure on economic growth and limit the ability of the central bank to reduce rates. Hopefully, the upcoming elections and a big win at the Ashes cricket series in July will encourage more consumer confidence and economic activity in the second half.

Europe

UK:   The UK public property market was one of the few to deliver positive returns over the second quarter – rising more than 6% to post the strongest returns in the global index over the period. The gain came despite deterioration in performance following Bernanke’s speech. Prior to the speech, property companies like Great Portland Estates were up over 20% due to surging demand for property arising from both tenants and investors. Rental rates for the best locations in the West End have risen above £100 psf, although the overall average for good quality office space in this supply-constrained market is closer to £60 psf. The City market (financial district) is also experiencing increased demand for space as supply is declining due to conversions of office space to residential use. During the quarter, a Malaysian investor purchased an office building for residential conversion, further reducing the amount of office space in the market. Until recently, most tenant demand has come from the media, accounting and tech sectors and law firms and insurance companies in the case of the City, but financial services companies, including banks, have now also entered the market. While the market strength has been surprisingly resilient despite shock waves from the Bernanke speech and rising interest rates, our outlook is more cautious given company valuations. As a result we could reduce holdings in this market in the future.

Continental Europe

The CEO for Unibail, the largest property company in Europe, resigned during the period having built a highly skilled team of successors. The handover was relatively uneventful and the share price rose 2.8% during the second quarter. This performance was exceeded by another pan-European shopping center company, Klepierre, which rose 3.6% as overall market conditions in the Eurozone appear to be stabilizing. During the period, the economic slowdown became more apparent in the Nordic region which had, until then, largely avoided the economic trauma suffered by the wider region over recent years. Amid weakening employment in Sweden, the central bank (Riksbank) stated its intention to maintain low interest rates for at least another year to mitigate the impact of a strong krona and the slowdown in Europe. Investor interest in European property remains strong as international and local buyers focus on high quality, well-located and leased properties while virtually ignoring riskier assets – at almost any price. During the period, major European insurance companies like AXA and Allianz invested in Italian and Spanish office buildings, marking a significant change in their risk profiles as core, northern European markets have become expensive. For AXA – which is also active in Spain’s commercial property market – the move was its first venture into Italian property in five years. Across Europe (ex-UK) transaction volumes are increasing as the banks and governments have reduced their price targets and buyers have become equally more reasonable on price expectations. Property companies in the region tend to trade at 10-20% discounts to NAV’s, which assumes no rental growth or development value for the next 18-24 months. Also, the NAVs for many companies may not factor in current market pricing for underlying assets as the appraisers are reluctant to incorporate such data until it is abundantly clear that the market is recovering.

Outlook

By the end of the period, signs of a slowing global economy were beginning to emerge that may herald a period of more modest growth over the near term. We expect that central bankers will continue to be supportive of growth and less concerned about inflation and this should help to raise the potential for an increase in economic growth of the longer term. The real estate sector has been the beneficiary of low interest rates, however not more flexible borrowing conditions, which has served to limit new supply. For example, the Hong Kong office market normally requires a minimum of 2 million square feet of new space just to handle modest

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

June 30, 2013

(unaudited)

levels of demand, and over the next several years, barely half of that amount will deliver each year. With a current vacancy rate of less than 3%, pressure on rental rates is inevitable, almost without regard to the underlying economic conditions. China’s economic slowdown is clearly having an effect on major world markets, especially Australia where the economy has become so reliant on its largest customer. We would expect China’s new government to move as quickly as possible to put the economy back on a faster growth path in the coming quarters, and this should have a positive impact on many markets, not just Australia and Hong Kong.

After an exceptionally strong first half, we would expect share prices in markets like Japan and the UK to take a bit of a breather while fundamentals catch up to investor expectations. The underlying strength of these markets should continue as the global economy regains some speed, but the property companies will probably lag other markets like Hong Kong and Australia which have not performed as well during the first half.

We thank you for your support and the trust you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund - Institutional Shares

June 30, 2013

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. International Property Fund and the FTSE

EPRA / NAREIT Developed ex-US Index(1) From Inception (July 1, 2004) through June 30, 2013

Note:	(1) FTSE EPRA / NAREIT Developed ex-US Index in USD
An index is unmanaged and does not take into account charges, fees, taxes and other expenses. You cannot invest directly into an index.

	Returns for the Year Ended June 30, 2013

	Average Annual Total Return

	One Year	Five Years	Since Inception*

E.I.I. International Property Fund	19.25%	5.40%	10.03%
FTSE EPRA / NAREIT Developed ex-US Index(1)	18.81%	2.86%	8.34%
* Inception date was July 1, 2004.
(1) FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.04% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

June 30, 2013

(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended June 30, 2013 the E.I.I. Global Property Fund declined 1.2% on a per share basis compared to a gain of 2.4% for the FTSE EPRA/NAREIT Developed Index. For the fiscal year ending June 30 the Fund rose 10.8% versus a gain of 14.3% for the benchmark index. Assets in the Fund rose to $1,001.7 million at the end of the period.

At the end of the period, the Fund was allocated by region as follows: North America 49.2% vs. the index at 52.4%, Asia 34.3% vs. 34.6%, Europe 12.8% vs. 12.9%, and cash 3.7%.

The recovery in property share prices continued fairly steadily in most markets, outperforming general equities, until that fateful day in May (May 22) when Federal Reserve Chairman Bernanke remarked that the pace of monetary stimulus would ultimately be reduced. While he noted that such actions would occur as and when it became clear that the US economy was recovering, the markets ignored the caveat and the sell-off proceeded. The immediate reaction was a surge in bond yields and a sharp decline in income-oriented vehicles of any kind, especially REITs. The Federal Reserve spent the next several weeks reminding investors that it would only adjust its policy on ample signs that the recovery was self-sustaining and when unemployment had fallen below 6.5%. Across the market, however, skepticism prevailed into quarter end. Emerging markets, especially Brazil, as well as other commodity based economies like Australia and Canada were also affected by fears of rising interest rates and the impact they could have on global demand. Currency declines were another major feature of the second quarter, led by the Aussie dollar (around -12%) and the Brazilian real (approximately -9%). The euro and British pound were stable over the period, but very volatile within the quarter.

US REITs were among the most impacted by the anticipated changes in Federal Reserve monetary policy since they have among the highest dividend yields of any equity sector, and have been a beneficiary of the low yield environment. While the potential for rising interest rates will continue to be a risk to financial markets for the foreseeable future, the macro economic backdrop in the US is benign enough that the Federal Reserve will likely take its time in weaning markets off of quantitative easing over the next 9-12 months. Actual short term interest rate increases are not expected to occur until late 2014 or even 2015.

The continuous flow of negative economic data from China as well as less than robust data from the US exacerbated the situation in the markets. By the end of the period, it was becoming clear that the global economy was slowing and the markets had reset growth expectations. However, market volatility declined sharply as comments from Federal Reserve members as well as other central bankers assuaged concerns of a liquidity crisis or tightening of monetary policy before growth could resume. Interest rates in most markets also stabilized and it became clearer to investors that the risk of a further surge in rates was diminishing given the Federal Reserve efforts to reassure the markets and signs that global growth may be slowing. Nonetheless, bond yields moved substantially higher than the lows reached earlier in the period.

During the period, market nervousness was not helped by a surge in interbank rates (weekly repo rates) in China, which rose from 3% to 11% in one day, drawing parallels with the Lehman crisis. The People’s Bank of China decided to severely restrict smaller banks from offering leveraged investment products that were more risky than perceived by the local investors. The heavy-handed nature of this action caused a short-term panic in the equity and debt markets across the country, as well as in other markets, until the rate fell back to 3.3%. While the combined level of debt held by China’s government, corporations, and households is estimated to be 205% of GDP, it remains relatively low compared with the US at 250% and Japan at 400%. It is also worth noting that China’s cash reserves are over $3.5 trillion which provides an important cushion given the debt levels.

International Property Sector

Rising interest rates clearly had an impact on the performance of most property markets relative to their broader equity market peers, however the effect diminished by the end of the period. Stock charts for most of the property companies were surging until the Bernanke speech and then fell throughout the end of the period. However, during the last days of June, Japanese developers rose strongly. The largest Japanese developer, Mitsubishi Estate, rose 16.7% over the last three days of the month after falling 21% after the speech.

The UK property market far outperformed its equity market peers. The same was true for virtually all property markets, up to May 22 when the trend reversed, quite substantially in some cases like Japan. The dramatic decline in property market share prices was highly correlated with rising interest rates as investors began to re-price the sector regardless of the underlying fundamentals. By

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2013

(unaudited)

the end of June, share prices started to recover as it became clear that the surge in interest rates had run its course and central banks reasserted their intention to remain accommodative until economic growth is firmly in place.

Asia

Japan:   Japan’s property sector continues to be volatile due, primarily, to government efforts to stimulate the sector along with the uncertainty as to how long such efforts will persist. Japanese Real Estate Investment Trust (“JREIT”) share prices soared during the first quarter of the year as the Japanese government purchased shares on the open market, but the sector fell sharply in the second quarter when the buying stopped. Most recent government statements indicate that the program for JREIT purchases may have ended and other measures will be taken to stimulate property market growth, including buying the more liquid development companies. During the second quarter, property developer Mitsui Fudosan rose 10.5% while its affiliate JREIT (Nippon Building Fund) declined 11.7% - a significant difference of over 2200 basis points (“bps”). The development companies, in particular, surged during the final week of the period, registering gains of as much as 5% per day. While we are confident that the recovery of the Japanese economy is gaining strength, the process appears to be more gradual than the stock market has discounted in the share prices, and we expect this market to continue to be turbulent for much of the year. The office market vacancy rate in Tokyo actually deteriorated in June, although this is related to tenants upgrading to higher quality buildings that were built to higher seismic standards. While overall Tokyo office rents continued to decline, rents for higher quality buildings rose 1.7% Quarter on Quarter (“QoQ”) to an average level of just over $100 per square foot (“psf”), per year (¥30,000 per tsubo per month). Consumer and business sentiment indices were disappointing in June and the market euphoria seems to be losing some steam, which may also account for slow pace of rental rate growth despite the shrinking supply conditions. Japanese consumer sentiment may be weakening due to the prospects for an increase in the consumption tax from 5% to 8% in April 2014, minimal (if any) increases in wage rates, and rising inflation due to the falling yen.

The Japanese property market is attracting foreign and local investors to take advantage of current market pricing. While capitalization rates on top quality properties are at historically low levels (3-4%), the rents that are being capitalized are also near historically low levels, resulting in attractive valuations relative to new construction. Average rents for the higher quality locations are 30-50% below the previous peak reached in 2007, and the prospects for rental growth are increasing with the steady decline in supply that has been occurring over the past two years.

Hong Kong/China:   Hong Kong/China remain the most challenging markets for investors. During the quarter, it became clearer that the Chinese economy has slowed measurably and the government faces the challenge of stimulating growth while not causing house prices to rise further. This is an especially difficult objective given the global economic slowdown that appears to be occurring as evidenced by the sharp declines in export volumes to the US and Europe, China’s largest customers. While growth has slowed in its export sector, the GDP growth rate of 7.6% in the second quarter reflected rising domestic demand, especially retail sales which rose 13.3% Year Over Year (“YOY”) and were higher than the previous month. This trend is clearly in line with the government’s primary objective to shifting the export-oriented economy towards a growth model that is more domestically focused.

The better quality residential developers in China reported relatively strong sales during the quarter as end-users take advantage of attractive interest rates and house prices. For the largest residential companies like China Resources Land and China Overseas Land, residential sales exceeded their targets for the quarter and were able to preserve margins through cost management and product mix. These two companies provided the best returns for this market, declining 1.1% and 3.9% respectively, far outperforming the overall market decline of 7.2%. Unfortunately, the Hong Kong office and retail companies did not fare as well, despite falling vacancies and recovering rental rates. Companies within the sector declined 10-14% and are now trading at 35-45% below Net Asset Values (“NAVs”) which appear to have more than captured the risk of a China market collapse.

Singapore:   Singapore’s property market continues to suffer from the overhang of a special stamp duty aimed at limiting (or even eliminating) the purchase of luxury homes in an effort to dampen house price increases. The economy surged 15.2% in the second quarter vs. the prior quarter and retail sales, in particular, were much stronger than expected in May, rising 3.2% YOY relative to an expected increase of 1.8%. Despite solid economic fundamentals, the property sector declined 7.5% during the second quarter, led by Singapore’s largest property company Capitaland, which declined 11%. Office rents have bottomed and are rising in Singapore

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2013

(unaudited)

due to increased economic activity and shrinking supply. As a result we would expect property company performance to recover off its current 30-40% discounts to NAV.

Australia:   Australia’s economy is clearly struggling, although the property sector performed well during the second quarter, rising nearly 3.4%. As with most other markets, however, performance varied widely between companies. Shopping-center company CFS Retail and diversified company GPT achieved total returns of nearly 3% and 5%, respectively, while the more residential-focused Stockland suffered on concerns about the overall housing market and fell over 1%.Westfield Retail Trust surged 11% prior to the Bernanke speech, but declined 15% thereafter, ending the period with a gain of 2.7%. With the approximate 12% decline in the Aussie dollar, inflation is bound to rise, which could put further downward pressure on economic growth and limit the ability of the central bank to reduce rates. Hopefully, the upcoming elections and a big win at the Ashes cricket series in July will encourage more consumer confidence and economic activity in the second half.

Europe

UK:   The UK public property market was one of the few to deliver positive returns over the second quarter – rising more than 6% to post the strongest returns in the global index over the period. The gain came despite deterioration in performance following Bernanke’s speech. Prior to the speech, property companies like Great Portland Estates were up over 20% due to surging demand for property arising from both tenants and investors. Rental rates for the best locations in the West End have risen above £100 psf, although the overall average for good quality office space in this supply-constrained market is closer to £60 psf. The City market (financial district) is also experiencing increased demand for space as supply is declining due to conversions of office space to residential use. Until recently, most tenant demand has come from the media, accounting and tech sectors and law firms and insurance companies in the case of the City, but financial services companies, including banks, have now also entered the market. While the market strength has been surprisingly resilient despite shock waves from the Bernanke speech and rising interest rates, our outlook is more cautious given company valuations. As a result we could reduce holdings in this market in the future.

Continental Europe

The CEO for Unibail, the largest property company in Europe, resigned during the period having built a highly skilled team of successors. The handover was relatively uneventful and the share price rose 2.8% during the second quarter. This performance was exceeded by another pan-European shopping center company, Klepierre, which rose 3.6% as overall market conditions in the Eurozone appear to be stabilizing. During the period, the economic slowdown became more apparent in the Nordic region which had, until then, largely avoided the economic trauma suffered by the wider region over recent years. Amid weakening employment in Sweden, the central bank (Riksbank) stated its intention to maintain low interest rates for at least another year to mitigate the impact of a strong krona and the slowdown in Europe. Investor interest in European property remains strong as international and local buyers focus on high quality, well-located and leased properties while virtually ignoring riskier assets – at almost any price. During the period, major European insurance companies like AXA and Allianz invested in Italian and Spanish office buildings, marking a significant change in their risk profiles as core, northern European markets have become expensive. For AXA – which is also active in Spain’s commercial property market – the move was its first venture into Italian property in five years. Across Europe (ex-UK) transaction volumes are increasing as the banks and governments have reduced their price targets and buyers have become equally more reasonable on price expectations. Property companies in the region tend to trade at 10-20% discounts to NAV’s, which assumes no rental growth or development value for the next 18-24 months. Also, the NAVs for many companies may not factor in current market pricing for underlying assets as the appraisers are reluctant to incorporate such data until it is abundantly clear that the market is recovering.

US

The US economy grew by 1.8% in the first quarter, and appears to have slowed to about 1.0% growth in the second quarter. The consensus view is that the economy will reaccelerate to about 2.8-3.0% growth in the second half of 2013. More recent commentary, however, suggests that real GDP growth may come in below this forecast. The recent spike in residential mortgage rates has had a moderating impact on homebuilder confidence. While the level of housing affordability is still quite attractive in most markets, the combination of rising mortgage rates and the surge in home prices justify close monitoring of the market. The moderate growth of the US economy has provided a healthy backdrop for commercial real estate tenant demand in an environment where speculative

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2013

(unaudited)

development has been slow to materialize. Key drivers for demand including employment growth, household formation, rising home prices and corporate/consumer confidence are all providing a solid backdrop for commercial landlords.

The US REIT sector achieved stellar performance in April (+6.7%). The best-performing property sectors in April were free standing (i.e., triple net lease) and regional malls. May started out as strongly as April, with the market up 3.5% in the first two weeks of the period. However, following the Federal Reserve’s “tapering” missive, REITs sold off, losing 9.5% over the second half of the month. The biggest laggards in May were healthcare and free standing due in part to their greater dependence on acquisitions for growth, which would be more costly in a higher interest rate environment. For the full quarter, the best-performing sectors were apartments – after lagging for six consecutive quarters – and self-storage.

Among the major Merger & Acquisition (“M&A”) activity were four announced deals during the period with a total transaction value of $5.1 billion. Mid-America Apartment Communities acquired Colonial Properties, and American Realty Capital Properties was involved in two of the transaction acquiring Capital Lease and ARCT IV (an affiliated net lease company). Brookfield Office Properties acquired small cap and fallen angel MPG Office Trust to expand their Southern California platform.

Equity capital markets were active with over $16.5 billion of issuance peaking in April ($3.1 billion) and May ($6.5 billion) ahead of the Federal Reserve’s tapering commentary. There were six Initial Public Offerings (“IPOs”) during the period, and one which was pulled, Colony American Homes, due to market volatility in early June.

Property Analysis

Office

Office sector fundamentals are improving but remain under pressure. Slow job growth, government cut-backs and increased worker density requirements continue to hamper demand, but new supply growth is still in check as current rents and access to construction financing make speculative development unfeasible in just about every major Metropolitan Statistical Area (“MSA”). As a result, overall net absorption has turned positive for the overwhelming majority of markets that the REITs own product in, but significant amounts of additional net absorption are needed to see robust rent growth going forward.

The markets that are witnessing the strongest relative rent growth are those with large tech and energy influences. This would include San Francisco, Seattle, Austin, Boston’s Cambridge sub-market, New York City’s Midtown south sub-market. Alternatively, markets with the weakest demand are those that are reliant on the government and, to a lesser extent, finance/law. The market most affected by this is Washington D.C. Against this backdrop, we prefer coastal Central Business District (“CBD”) operators that benefit from tech demand or those who own/develop the best space within a premier CBD sub-market.

Regional Malls

We expect mall-REIT fundamentals to remain strong in the second half of 2013 with continued traction on occupancy gains and leasing spreads. Year-to-date sector occupancy gains have approached 1.5% and rental spreads on leases signed are approaching 15% on the back of good demand from retailers and very low tenant fall-out so far this year. All told, we expect sector same-center net operating income (“NOI”) growth of between 4.0% and 4.5% — well ahead of the long term sector average of 3.2%. However, the strong internal growth likely will moderate modestly from 2012 when the sector generated same-center NOI of 4.5%. As a result, investor expectations seem to have baked in the strong internal prospects and the mall REIT sector has underperformed the industry average so far this year. The intentions of Simon Property Group to increase its ownership interest in French retail landlord Klepierre could also be weighing on investor sentiment due to concerns over how Simon may fund a large acquisition. As for portfolio quality, mall companies continue to pare back lower-productivity assets in portfolios. For instance, Macerich sold four B-quality malls with average sales of $389 psf and an office building for approximately $750 million at a capitalization rate in the low-to mid-7% range.

Shopping Centers

Demand for shopping center space continues to improve and is especially strong for the quality/location of product that the REITs typically own. In general, retailers remain focused on opening stores in only the top MSA’s, but are now more willing to expand

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2013

(unaudited)

into secondary markets so long as they are in the dominant center within a trade area. National branded retailers are in extremely good health and those that have survived are starting to get more aggressive with their expansion plans.

The strongest demand is for larger box space (greater than 10,000 square feet). For the most part REIT occupancy for this type of space is almost full and as a result REITs are seeing strong rent growth for this product. As bigger box space has pretty much filled up across most REIT portfolios, small shop leasing is starting to gain momentum. Accordingly, shopping center REITs are in a unique position from which they can push up rents and still have occupancy upside through small shop lease up. In addition, supply growth remains muted as rents are roughly 20% away from justifying development in most markets.

Now that it is officially a landlords’ market, demand for shopping center real estate has strengthened and private-market capitalization rates have compressed significantly over the last 12 months. Power centers have especially benefited, given that demand from national retailers is greatest in this shopping center product type. We continue to favor operators who can capitalize on this demand from national retailers.

Apartments

Multifamily sector growth continues to be strong, with core growth driven internally by strong same store performance, despite decelerating from the record levels of 2012. Externally, growth is being driven by development, with initial yields ~150-200bps above transaction capitalization rates. Apartment construction is increasing, current occupancies are historically high and positive demographic trends are likely to help new supply absorption rates. Also, it is important to remember that a significant percentage of this development is coming from the public REITs. Although increased supply should bring rent growth down to more average levels in the future, the return on the public REITs’ development should be near historical highs given the large spread between development yields and acquisition capitalization rates. Development represents a large opportunity to drive NAV growth as ~7% of the gross asset value of multi-family REITs is now in development. Washington, DC will continue to get the most attention as supply delivery is likely to be most impactful in the second half of 2013. Southern California will also get its fair share of attention as the region’s recovery appears to be well underway with leasing gathering strength and companies in the region reporting better-than-expected results. The Bay Area, Boston, Denver and the Texas markets will likely continue to do well into the second half of the year, but the second derivative is expected to slow most noticeably for Seattle and Northern California.

Healthcare

Fundamentals among healthcare REITs appear to be solid amid continued demand for space. We are seeing incremental improvement in occupancy and rental increases of 3-5% in senior housing operating portfolios where same-center NOI growth is north of 5%. As the industry prepares for national healthcare, demand for space in medical office portfolios appears solid. The reforms are expected to drive increased demand for space from physician groups as the nation’s large, uninsured population enters the healthcare system. Conversely, nursing home portfolios — a straight Net Net Net (“NNN”) leased business — remain a concern, owing to weak reported coverages and government pressure on reimbursement, such as the recently implemented 2% cut on Medicare rates from sequestration. The cut for nursing home operators went into effect on April 1, and the first reading on how nursing home operators are faring with the cut will be released in the third quarter. Overall, sector transaction activity has been muted with Health Care REIT being the only one of the big three REITs in the sector to close meaningful acquisitions so far in 2013.

Lodging

The lodging sector remains in the middle of the cycle. At the start of the year there was concern that macro issues – such as the fiscal cliff and sequestration – could jeopardize the health of the hotel industry. Although there was no immediate impact from these events, the delayed effect of the sequester appears to have muted second quarter lodging results. Demand growth decelerated in the second quarter due partly to an uptick in government cancellations in recent months, while supply growth rose slightly to 0.8%. Although supply growth remains considerably below demand growth, there are increasing signs that supply is on the upswing. Developers appear more confident, and lenders are starting to seem more comfortable funding projects, especially in the limited service segments. Lodging occupancy increased approximately 100bps in the second quarter (versus the first quarter’s 200 bp gain), according to Smith Travel Research (STR). Average daily rate (“ADR”) growth also slowed versus the first quarter; however, ADR growth as a percentage of Revenue per Available Room (“RevPAR”) growth rose to 77% in the second quarter, three percentage points above the previous quarter. As for RevPAR, the consensus is that it will increase 5.0-7.0% in 2013. Results are tracking at the midpoint

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2013

(unaudited)

through June, but this is slightly disappointing in our view, given the strength of the first quarter. Results should improve from here with easier comparisons and better group bookings, especially in the fourth quarter.

Self-Storage

Storage fundamentals continue to exhibit solid momentum. The sector’s fundamentals appear at peak levels, but have taken longer than expected to slow. Storage demand is strong and likely benefitting from the increase in housing sales, while new supply remains well below the sector long-term average of 6%. Properties continue to generally trade at, or above, replacement cost, which is slowly leading to more new construction, but forecasts suggest reasonable supply growth through 2014. This is allowing storage operators to achieve more pricing power, which appears to have accelerated in recent quarters. The occupancy strength is leading to more pricing power, which appears to have accelerated in recent quarters. Rental rate growth rose to 2.7%YOY in the first quarter, which is the best since 2007. Additionally, Revenue per Available Foot (“RevPAF”) growth has continued to climb, and the first quarter’s 7.1% increase was the best since at least 2007. Conversely, expense growth may mitigate some of the sector’s NOI potential. After four years of flat to negative expense growth, costs will rise more materially in 2013. Real estate taxes, which account for roughly 30% of total expenses, are projected to rise 4%. That said, the NOI outlooks for 2013 have improved since the beginning of the year, with the average forecast rising from nearly 5.5% NOI growth to closer to 7.0%, which – after hotels – is the highest in the REIT industry.

Industrial

The recovering economy has led to an increase in demand for Industrial space. Additionally eCommerce growth has been transforming the space requirements for the industry as companies move from ‘delivery’ to ‘next day delivery’ and soon ‘same day delivery’. Industrial assets are seeing increases in net absorption and limited new supply. As a result, we are starting to see rent growth move back to peak pricing in most coastal markets, as well as in Texas. This should lead to strong cash-flow growth rates that mitigate the higher cost of capital in a rising interest rate environment. Our concern, for the longer term, is that this sector, in particular, has had a history of rapid new-supply growth. Most of the new supply being delivered is built to suit assets mainly for eCommerce tenants. However, speculative development (or spec) is appearing in New Jersey, Texas, Los Angeles and certain submarkets in Pennsylvania. As asset pricing for well leased buildings in most markets are approaching replacement costs, it will only be a matter of time before spec development increases. This will be a key factor in determining whether the sector’s strong cash flow outlook will be diminished, and we will focus on this leading indicator to adjust our industrial sector weightings.

Triple Net Lease

Triple net REITs were among the most active companies during the second quarter. In the equity markets, Cole and Chambers Street both listed their formerly private REITs on the exchange. Listing is not the same as an IPO; in the former there are no proceeds raised but it enables their private investors liquidity in the public markets (akin to an IPO). It also gives public-market investors the opportunity to purchase shares in the secondary market. These two REITs added market capitalization of $5.6 billion for Cole and $2.2 billion for Chambers Street to the growing net lease sector.

Outlook

Internationally, by the end of the second quarter, signs of a slowing global economy were beginning to emerge that may herald a period of more modest growth over the near term. We expect that central Bankers will continue to be supportive of growth and less concerned about inflation and this should help to raise the potential for an increase in economic growth of the longer term. The real estate sector has been the beneficiary of low interest rates, however not more flexible borrowing conditions, which has served to limit new supply. For example, the Hong Kong office market normally requires a minimum of 2 million square feet of new space just to handle modest levels of demand, and over the next several years, barely half of that amount will deliver each year. With a current vacancy rate of less than 3%, pressure on rental rates is inevitable, almost without regard to the underlying economic conditions. China’s economic slowdown is clearly having an effect on major world markets, especially Australia where the economy has become so reliant on its largest customer. We would expect China’s new government to move as quickly as possible to put the economy back on a faster growth path in the coming quarters, and this should have a positive impact on many markets, not just Australia and Hong Kong.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

June 30, 2013

(unaudited)

After an exceptionally strong first half, we would expect share prices in markets like Japan and the UK to take a bit of a breather while fundamentals catch up to investor expectations. The underlying strength of these markets should continue as the global economy regains some speed, but the property companies will probably lag other markets like Hong Kong and Australia which have not performed as well during the first half.

In the US, following the re-pricing of the sector in the May/June period, we have become more constructive on the group and believe that valuations are now much more aligned with operating fundamentals. We expect near-term performance will likely be correlated with Federal Reserve language and action, and the movement of interest rates. The operating environment for the US REIT sector should continue to be conducive to moderate and predictable cash flow growth. The rising interest rate environment will have an impact on leveraged transactions and will likely result in a moderation of acquisition/disposition activity on the part of US REITs and private investors alike.

The current interest rate environment is remotely akin to the period starting in April 2004 when then Federal Reserve Chairman, Alan Greenspan, surprised the financial markets with the first of several federal funds rate increases. The initial response to this “shock” was a spike in US 10- year treasury yields and a steep sell-off in equity markets, including REITs. However, for the extended period – from April 2004 to the end of 2006 – 10-year treasury yields remained fairly range bound, despite a 300bps move in the federal funds target rate. Also, over this period, the S&P 500 rose 31%, and the REIT market gained more than 50%. Although we are not suggesting that the current period will match what occurred in 2004-06, it does demonstrate that REITs can, and have, performed well during periods of rising interest rates.

We thank you for the support and trust you have placed in us.

Sincerely,

Richard J. Adler

President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund - Institutional Shares

June 30, 2013

(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Global Property Fund and the

FTSE EPRA / NAREIT Developed Index From Inception (February 1, 2007) through June 30, 2013

Note:	(1) FTSE EPRA / NAREIT Developed Index in USD
An index is unmanaged and does not include account charges, fees, taxes and other expenses. You cannot invest directly into an index.

	Returns for the Year Ended June 30, 2013

	Average Annual Total Return

	One Year	Five Years	Since Inception*

E.I.I. Global Property Fund	10.76%	5.94%	-0.88%
FTSE EPRA / NAREIT Developed Index(1)	14.27%	4.59%	-0.83%
*	Inception date was February 1, 2007.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as a “diversified” fund. The Fund invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.02% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period January 1, 2013 to June 30, 2013
Expense Table
	Beginning Account Value 1/1/2013	Ending Account Value 6/30/2013	Expenses Paid During Period*	Net Annualized Expense Ratio
E.I.I. Realty Securities Fund
Actual Fund Return	$1,000,000.00	$1,051,300.00	$4,068.88	0.80%
Hypothetical 5% Return	$1,000,000.00	$1,020,827.40	$4,008.44	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000,000.00	$ 969,900.00	$4,884.27	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,019,835.62	$5,008.09	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000,000.00	$ 988,200.00	$4,929.65	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,019,835.62	$5,008.09	1.00%

* Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days) or applicable period, then divided by 365 days.

E.I.I. REALTY SECURITIES TRUST

As of June 30, 2013

(unaudited)

E.I.I. Realty Securities Fund

Sectors[1]
Apartments	19.80%
Regional Malls	14.93%
Office Property	14.43%
Healthcare	11.10%
Hotels & Lodging	9.81%
Shopping Centers	8.36%
Industrials	6.99%
Self Storage	6.11%
Mortgage Banking	3.07%
Diversified	2.54%
Short Term Investment	1.56%
Timber	1.34%

Subtotal	100.04%
Liabilities In Excess Of Other Assets	(0.04)%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]
United States	50.83%
Hong Kong	12.39%
Japan	10.57%
United Kingdom	6.24%
Singapore	5.87%
Australia	3.75%
France	2.62%
Canada	2.58%
Netherlands	1.94%
Thailand	1.49%
Sweden	1.22%
Spain	0.71%
Germany	0.11%
Italy	0.03%

Subtotal	100.35%
Liabilities In Excess Of Other Assets	(0.35)%

Total	100.00%

E.I.I. International Property Fund

Countries[1]
Hong Kong	22.54%
Japan	22.50%
United Kingdom	13.97%
Singapore	11.32%
Australia	9.05%
United States	5.02%
Netherlands	4.18%
France	4.14%
Spain	2.04%
Thailand	1.87%
Sweden	1.84%
Germany	1.10%
Italy	0.53%

Subtotal	100.10%
Liabilities In Excess Of Other Assets	(0.10)%

Total	100.00%

[1]	As a percentage of net assets as of June 30, 2013. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

June 30, 2013

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) – 98.48%

Apartments — 19.80%
American Campus Communities, Inc.	14,800	$601,768
American Residential Properties, Inc.*	17,400	299,280
BRE Properties, Inc.	10,300	515,206
Equity Residential	20,400	1,184,424
Essex Property Trust, Inc.	4,100	651,572
Mid-America Apartment Communities, Inc.	7,100	481,167
Post Properties, Inc.	12,100	598,829

Total Apartments (Cost $3,853,950)		4,332,246

Diversified — 2.54%
Vornado Realty Trust	6,700	555,095

Total Diversified (Cost $540,701)		555,095

Healthcare — 11.10%
Health Care REIT, Inc.	17,800	1,193,134
Healthcare Realty Trust, Inc.	20,500	522,750
Ventas, Inc.	10,250	711,965

Total Healthcare (Cost $1,673,613)		2,427,849

Hotels & Lodging — 9.81%
Host Hotels & Resorts, Inc.	45,500	767,585
LaSalle Hotel Properties	16,000	395,200
Strategic Hotels & Resorts, Inc.*	70,700	626,402
Summit Hotel Properties, Inc.	37,700	356,265

Total Hotels & Lodging (Cost $2,022,283)		2,145,452

Industrials — 6.99%
EastGroup Properties, Inc.	5,100	286,977
Prologis, Inc.	32,939	1,242,459

Total Industrials (Cost $1,386,359)		1,529,436

Mortgage Banking — 3.07%
Apollo Commercial Real Estate Finance, Inc.	29,200	463,696
Colony Financial, Inc.	10,400	206,856

Total Mortgage Banking (Cost $687,639)		670,552

Office Property — 14.43%
Alexandria Real Estate Equities, Inc.	13,000	854,360
Boston Properties, Inc.	8,900	938,683
Kilroy Realty Corp.	11,100	588,411
SL Green Realty Corp.	8,800	776,072

Total Office Property (Cost $2,719,602)		3,157,526

Regional Malls — 14.93%
General Growth Properties, Inc.	50,900	1,011,383
Macerich Co. (The)	11,700	713,349

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

June 30, 2013

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

Regional Malls (Continued)
Simon Property Group, Inc.	6,200	$979,104
Taubman Centers, Inc.	7,500	563,625

Total Regional Malls (Cost $2,003,296)		3,267,461

Self Storage — 6.11%
Extra Space Storage, Inc.	14,400	603,792
Public Storage, Inc.	2,800	429,324
Sovran Self Storage, Inc.	4,700	304,513

Total Self Storage (Cost $1,279,302)		1,337,629

Shopping Centers — 8.36%
Excel Trust, Inc.	22,100	283,101
Federal Realty Investment Trust	4,700	487,296
Ramco-Gershenson Properties Trust	14,500	225,185
Tanger Factory Outlet Centers	24,900	833,154

Total Shopping Centers (Cost $1,671,483)		1,828,736

Timber — 1.34%
Plum Creek Timber Co., Inc.	6,300	294,021

Total Timber (Cost $256,227)		294,021

Total Real Estate Investment Trusts (REITS) (Cost $18,094,455)		21,546,003

SHORT TERM INVESTMENT (UNITED STATES) – 1.56%
BlackRock Liquidity Funds Treasury Trust Fund	341,403	341,403

Total Short Term Investment (United States) (Cost $341,403)		341,403

Total Investments — 100.04% (Cost $18,435,858)		21,887,406
Liabilities In Excess Of Other Assets — (0.04)%		(7,913)

Net Assets — 100.00%		$21,879,493

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

June 30, 2013

	Shares	Value
COMMON STOCKS – 64.31%

Germany — 1.10%
DIC Asset AG	810,718	$8,047,720

Total Germany (Cost $19,671,861)		8,047,720

Hong Kong — 22.54%
China Overseas Land & Investment, Ltd.	9,134,256	23,707,054
China Resources Land, Ltd.	3,300,000	8,968,226
Guangzhou R&F Properties Co., Ltd., H Shares	8,000,000	11,440,773
Hang Lung Properties, Ltd.	6,631,300	23,022,555
Hysan Development Co., Ltd.	5,334,918	22,903,904
Kerry Properties, Ltd.	5,541,025	21,546,090
Lifestyle International Holdings, Ltd.	9,652,800	20,122,901
Shangri-La Asia, Ltd.	7,183,492	12,310,112
Sun Hung Kai Properties, Ltd.	1,629,168	20,946,315

Total Hong Kong (Cost $142,758,824)		164,967,930

Japan — 22.50%
AEON Mall Co., Ltd.	616,340	15,268,677
Daiwa House Industry Co., Ltd.	1,025,000	19,129,613
Mitsubishi Estate Co., Ltd.	1,635,000	43,537,356
Mitsui Fudosan Co., Ltd.	1,293,200	38,034,527
Nomura Real Estate Holdings, Inc.	682,400	15,095,640
Sumitomo Realty & Development Co., Ltd.	843,000	33,616,304

Total Japan (Cost $119,107,024)		164,682,117

Singapore — 10.99%
CapitaLand, Ltd.	7,419,600	17,922,152
City Developments, Ltd.	2,350,100	19,763,402
Hongkong Land Holdings, Ltd.	3,144,200	21,536,846
Keppel Land, Ltd.	2,000,000	5,252,097
Wing Tai Holdings, Ltd.	9,924,960	15,965,153

Total Singapore (Cost $76,216,998)		80,439,650

Spain — 2.04%
Melia Hotels International, SA	1,973,475	14,975,867

Total Spain (Cost $29,313,242)		14,975,867

Sweden — 1.84%
Castellum AB	995,401	13,475,140

Total Sweden (Cost $10,528,688)		13,475,140

Thailand — 1.87%
Central Pattana pcl	9,528,200	13,726,179

Total Thailand (Cost $4,568,494)		13,726,179

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2013

	Shares	Value
COMMON STOCKS (Continued)

United Kingdom — 1.43%
Capital & Counties Properties plc	2,100,000	$10,475,612

Total United Kingdom (Cost $8,298,499)		10,475,612

Total Common Stocks (Cost $410,463,630)		470,790,215

REAL ESTATE INVESTMENT TRUSTS (REITS) – 30.77%

Australia — 9.05%
CFS Retail Property Trust	6,175,130	11,248,658
GPT Group	4,280,280	14,980,436
Mirvac Group	5,000,000	7,283,964
Stockland	6,249,940	19,793,253
Westfield Retail Trust	4,575,000	12,913,629

Total Australia (Cost $67,431,536)		66,219,940

France — 4.14%
ICADE	216,227	17,855,207
Klepierre	314,981	12,414,579

Total France (Cost $29,127,613)		30,269,786

Italy — 0.53%
Immobiliare Grande Distribuzione	3,866,533	3,905,277

Total Italy (Cost $10,126,114)		3,905,277

Netherlands — 4.18%
Unibail-Rodamco SE	131,381	30,610,990

Total Netherlands (Cost $25,328,890)		30,610,990

Singapore — 0.33%
Mapletree Greater China Commercial Trust*	3,200,000	2,385,799

Total Singapore (Cost $2,428,406)		2,385,799

United Kingdom — 12.54%
Derwent London plc	585,160	20,470,101
Great Portland Estates plc	2,538,761	20,523,083
Hammerson plc	2,480,000	18,445,110
Land Securities Group plc	1,907,600	25,517,431
Shaftesbury plc	759,432	6,872,636

Total United Kingdom (Cost $69,039,382)		91,828,361

Total Real Estate Investment Trusts (REITS) (Cost $203,481,941)		225,220,153

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

June 30, 2013

	Shares	Value
SHORT TERM INVESTMENT (UNITED STATES) – 5.02%
BlackRock Liquidity Funds Treasury Trust Fund	36,724,764	$36,724,764

Total Short Term Investment (United States) (Cost $36,724,764)		36,724,764

Total Investments — 100.10% (Cost $650,670,335)		732,735,132
Liabilities In Excess Of Other Assets — (0.10)%		(746,925)

Net Assets — 100.00%		$731,988,207

*	Denotes non-income producing security.

	% of Net
Sector Diversification	Assets	Value
Real Estate	83.29%	$609,708,473
Consumer Cyclicals	11.79%	86,301,895
Short-Term Investment	5.02%	36,724,764

Total Investments	100.10%	732,735,132
Liabilities In Excess Of Other Assets	(0.10)%	(746,925)

Net Assets	100.00%	$731,988,207

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

June 30, 2013

	Shares	Value
COMMON STOCKS – 33.29%

Germany — 0.11%
DIC Asset AG	113,066	$1,122,367

Total Germany (Cost $2,421,252)		1,122,367

Hong Kong — 12.39%
China Overseas Land & Investment, Ltd.	6,465,168	16,779,701
China Resources Land, Ltd.	3,122,000	8,484,485
Guangzhou R&F Properties Co., Ltd., H Shares	4,500,000	6,435,435
Hang Lung Properties, Ltd.	5,424,900	18,834,174
Hysan Development Co., Ltd.	4,214,736	18,094,732
Kerry Properties, Ltd.	4,284,123	16,658,669
Lifestyle International Holdings, Ltd.	7,421,400	15,471,169
Shangri-La Asia, Ltd.	6,187,950	10,604,085
Sun Hung Kai Properties, Ltd.	1,015,512	13,056,501

Total Hong Kong (Cost $121,982,201)		124,418,951

Japan — 10.57%
AEON Mall Co., Ltd.	622,600	15,423,757
Daiwa House Industry Co., Ltd.	1,150,000	21,462,492
Mitsubishi Estate Co., Ltd.	1,003,500	26,721,552
Mitsui Fudosan Co., Ltd.	1,138,300	33,478,737
Sumitomo Realty & Development Co., Ltd.	225,000	8,972,323

Total Japan (Cost $82,248,379)		106,058,861

Singapore — 5.87%
CapitaLand, Ltd.	5,981,050	14,447,314
City Developments, Ltd.	2,028,300	17,057,193
Hongkong Land Holdings, Ltd.	3,075,000	21,062,846
Keppel Land, Ltd.	1,500,000	3,939,073
Wing Tai Holdings, Ltd.	1,520,498	2,445,852

Total Singapore (Cost $55,070,342)		58,952,278

Spain — 0.71%
Melia Hotels International, SA	931,500	7,068,759

Total Spain (Cost $8,927,216)		7,068,759

Sweden — 1.22%
Castellum AB	901,000	12,197,196

Total Sweden (Cost $11,261,519)		12,197,196

Thailand — 1.49%
Central Pattana pcl	10,405,000	14,989,284

Total Thailand (Cost $5,810,997)		14,989,284

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2013

	Shares	Value
COMMON STOCKS (Continued)

United States — 0.93%
Starwood Hotels & Resorts Worldwide, Inc.	147,900	$9,345,801

Total United States (Cost $8,159,684)		9,345,801

Total Common Stocks (Cost $295,881,590)		334,153,497

REAL ESTATE INVESTMENT TRUSTS (REITS) – 62.73%

Australia — 3.75%
CFS Retail Property Trust	3,150,000	5,738,061
GPT Group	3,400,000	11,899,568
Stockland	4,701,960	14,890,876
Westfield Retail Trust	1,825,000	5,151,338

Total Australia (Cost $40,533,442)		37,679,843

Canada — 2.58%
RioCan Real Estate Investment Trust	1,076,923	25,876,052

Total Canada (Cost $28,354,503)		25,876,052

France — 2.62%
ICADE	210,350	17,369,906
Klepierre	226,446	8,925,084

Total France (Cost $25,947,710)		26,294,990

Italy — 0.03%
Immobiliare Grande Distribuzione	326,050	329,317

Total Italy (Cost $687,375)		329,317

Netherlands — 1.94%
Unibail-Rodamco SE	83,559	19,468,749

Total Netherlands (Cost $16,355,688)		19,468,749

United Kingdom — 6.24%
Derwent London plc	450,000	15,741,926
Great Portland Estates plc	1,798,520	14,539,051
Hammerson plc	1,860,000	13,833,832
Land Securities Group plc	1,030,000	13,778,022
Shaftesbury plc	523,800	4,740,236

Total United Kingdom (Cost $48,724,750)		62,633,067

United States — 45.57%
Alexandria Real Estate Equities, Inc.	329,600	21,661,312
American Campus Communities, Inc.	466,800	18,980,088
Boston Properties, Inc.	289,900	30,575,753
BRE Properties, Inc.	201,200	10,064,024
DDR Corp.	896,068	14,919,532
Douglas Emmett, Inc.	392,700	9,797,865

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

June 30, 2013

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) (Continued)

United States (Continued)
Equity Residential	666,500	$38,696,990
Essex Property Trust, Inc.	187,400	29,781,608
Federal Realty Investment Trust	168,900	17,511,552
Health Care REIT, Inc.	493,700	33,092,711
Host Hotels & Resorts, Inc.	1,677,629	28,301,601
Kilroy Realty Corp.	317,400	16,825,374
LaSalle Hotel Properties	350,000	8,645,000
Macerich Co. (The)	241,500	14,724,255
Plum Creek Timber Co., Inc.	257,800	12,031,526
Prologis, Inc.	976,307	36,826,300
Simon Property Group, Inc.	321,957	50,843,449
SL Green Realty Corp.	155,800	13,740,002
Taubman Centers, Inc.	324,895	24,415,859
Ventas, Inc.	375,500	26,082,230

Total United States (Cost $401,518,602)		457,517,031

Total Real Estate Investment Trusts (REITS) (Cost $562,122,070)		629,799,049

SHORT TERM INVESTMENT (UNITED STATES) – 4.33%
BlackRock Liquidity Funds Treasury Trust Fund	43,507,254	43,507,254

Total Short Term Investment (United States) (Cost $43,507,254)		43,507,254

Total Investments — 100.35% (Cost $901,510,914)		1,007,459,800

Liabilities In Excess Of Other Assets — (0.35)%		(3,550,601)

Net Assets — 100.00%		$1,003,909,199

	% of Net
Sector Diversification	Assets	Value
Real Estate	87.95%	$882,943,047
Consumer Cyclicals	8.07%	81,009,499
Short-Term Investment	4.33%	43,507,254

Total Investments	100.35%	1,007,459,800
Liabilities In Excess Of Other Assets	(0.35)%	(3,550,601)

Net Assets	100.00%	$1,003,909,199

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

June 30, 2013

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
ASSETS:
Investments in securities at fair value (Cost $18,435,858, $650,670,335 and $901,510,914)	$21,887,406	$732,735,132	$1,007,459,800
Foreign currency at fair value (Cost $ — , $1,258,824 and $804,025)	—	1,252,865	799,807
Dividends receivable	70,286	1,697,857	2,651,899
Receivable for investment securities sold	200,882	—	—
Receivable for fund shares sold	—	2,393,083	6,138,360
Tax reclaim receivables	—	138,806	46,213

Total Assets	22,158,574	738,217,743	1,017,096,079

LIABILITIES:
Payable for investment securities purchased	244,601	—	10,072,639
Payable for fund shares redeemed	—	3,977,506	624,063
Investment advisor fees payable	5,814	463,443	596,626
Administration fees payable	2,696	90,831	122,295
Transfer agent fees payable	904	16,965	11,487
Audit and tax fees payable	20,265	30,652	22,152
Legal fees payable	292	10,457	13,757
Custodian fees payable	1,938	21,107	18,375
Trustee fees payable	384	13,069	16,756
Foreign taxes payable	—	1,571,746	1,631,772
Accrued expenses and other payables	2,187	33,760	56,958

Total Liabilities	279,081	6,229,536	13,186,880

NET ASSETS	$21,879,493	$731,988,207	$1,003,909,199

NET ASSETS consist of:
Par value	41,138	390,970	598,359
Additional paid-in capital	16,042,360	945,473,765	942,510,792
Accumulated undistributed (distributions in excess) of net investment income (loss)	86,543	(16,873,790)	(7,504,000)
Accumulated net realized gain (loss) on investment transactions and foreign currency transactions	2,257,904	(279,035,839)	(37,625,812)
Net unrealized depreciation on foreign currency	—	(31,696)	(19,026)
Net unrealized appreciation on investment securities	3,451,548	82,064,797	105,948,886

NET ASSETS	$21,879,493	$731,988,207	$1,003,909,199

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	4,113,847	39,097,025	59,835,858

NET ASSET VALUE, offering and redemption price per share**
Institutional Class Share	$5.32	$18.72	$16.78

**

E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Year Ended June 30, 2013

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund
INVESTMENT INCOME:
Dividends (less foreign taxes withheld $ — , $1,333,943 and $909,585)	$524,519	$16,588,055	$18,890,246

Total Investment Income	524,519	16,588,055	18,890,246

EXPENSES:
Investment advisory fees (see note C)	175,428	5,086,418	6,056,947
Administration fees	35,086	1,017,284	1,211,389
Trustees fees and expenses	1,668	47,352	57,745
Transfer agent fees	8,621	187,071	186,288
Legal fees	2,637	76,994	89,136
Audit and tax fees	35,968	61,517	44,294
Custodian fees	13,392	176,010	155,614
Registration and filing fees	10,034	49,076	82,810
Miscellaneous expenses	16,481	91,133	91,732

Total Expenses	299,315	6,792,855	7,975,955
Less: expenses waived / reimbursed by Adviser (see note C)	(112,192)	(10,964)	—
Plus: expenses recouped by Adviser (see note C)	—	—	99,974

Net Expenses	187,123	6,781,891	8,075,929

Net Investment Income	337,396	9,806,164	10,814,317

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investment transactions	4,371,290	10,256,376	16,925,114
Net realized loss on foreign currency transactions	—	(217,193)	(212,782)
Net change in unrealized appreciation (depreciation) on investment securities*	(2,828,364)	82,664,477	33,880,790
Net change in unrealized depreciation on foreign currency transactions	—	(25,098)	(23,653)

Net realized and unrealized gain on investment securities and foreign currency transactions	1,542,926	92,678,562	50,569,469

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,880,322	$102,484,726	$61,383,786

* Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of increase in deferred foreign capital gains tax of ($1,571,746) and ($1,631,772), respectively, on certain appreciation of certain foreign securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$337,396	$267,188
Net realized gain on investment transactions	4,371,290	2,897,476
Net change in unrealized depreciation on investment securities	(2,828,364)	(318,006)

Net increase in net assets resulting from operations	1,880,322	2,846,658

Distributions From:
Net investment income	(328,479)	(209,778)

Total Distributions	(328,479)	(209,778)

Capital Share Transactions — Institutional Class:
Shares issued	94,392	4,606,354
Shares reinvested	265,365	164,260
Shares redeemed	(4,805,576)	(1,357,257)
Redemption fees	994	195

Net increase (decrease) from capital share transactions	(4,444,825)	3,413,552

Total increase (decrease) in net assets	(2,892,982)	6,050,432

NET ASSETS
Beginning of Year	24,772,475	18,722,043

End of Year	$21,879,493	$24,772,475

Shares Issued and Redeemed — Institutional Class:
Shares issued	18,798	1,028,327
Shares reinvested	51,714	37,125
Shares redeemed	(926,031)	(318,467)

	(855,519)	746,985

Undistributed Net Investment Income	$86,543	$77,626

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$9,806,164	$8,875,722
Net realized gain (loss) on investment transactions	10,256,376	(32,879,619)
Net realized gain (loss) on foreign currency transactions	(217,193)	16,770
Net change in unrealized appreciation (depreciation) on investment securities	82,664,477	(46,940,807)
Net change in unrealized depreciation on foreign currency transactions	(25,098)	(26,261)

Net increase (decrease) in net assets resulting from operations	102,484,726	(70,954,195)

Distributions From:
Net investment income	(12,530,715)	(29,197,634)

Total Distributions	(12,530,715)	(29,197,634)

Capital Share Transactions — Institutional Class:
Shares issued	239,938,784	159,235,201
Shares reinvested	7,945,353	17,506,687
Shares redeemed	(141,932,539)	(180,108,833)
Redemption fees	49,944	71,750

Net increase (decrease) from capital share transactions	106,001,542	(3,295,195)

Total increase (decrease) in net assets	195,955,553	(103,447,024)

NET ASSETS
Beginning of Year	536,032,654	639,479,678

End of Year	$731,988,207	$536,032,654

Shares Issued and Redeemed — Institutional Class:
Shares issued	12,874,199	10,087,763
Shares reinvested	418,397	1,312,345
Shares redeemed	(7,724,096)	(11,763,146)

	5,568,500	(363,038)

Distributions in Excess of Net Investment Income	$(16,873,790)	$(13,138,785)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$10,814,317	$6,028,415
Net realized gain on investment transactions	16,925,114	3,199,712
Net realized loss on foreign currency transactions	(212,782)	(76,227)
Net change in unrealized appreciation on investment securities	33,880,790	10,626,106
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(23,653)	552

Net increase in net assets resulting from operations	61,383,786	19,778,558

Distributions From:
Net investment income	(16,766,150)	(11,697,724)

Total Distributions	(16,766,150)	(11,697,724)

Capital Share Transactions — Institutional Class:
Shares issued	477,740,960	288,988,786
Shares reinvested	16,019,198	11,216,275
Shares redeemed	(119,655,349)	(70,249,100)
Redemption fees	17,718	10,354

Net increase from capital share transactions	374,122,527	229,966,315

Total increase in net assets	418,740,163	238,047,149

NET ASSETS
Beginning of Year	585,169,036	347,121,887

End of Year	$1,003,909,199	$585,169,036

Shares Issued and Redeemed — Institutional Class:
Shares issued	28,120,426	19,847,709
Shares reinvested	956,370	842,063
Shares redeemed	(7,005,944)	(4,797,807)

	22,070,852	15,891,965

Distributions in Excess of Net Investment Income	$(7,504,000)	$(3,934,801)

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Year	$ 4.99	$ 4.43	$ 3.34	$ 2.26	$ 4.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.08	0.06	0.04(1)	0.08	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	0.32	0.55	1.12	1.07	(1.76)

Total from Investment Operations	0.40	0.61	1.16	1.15	(1.68)

LESS DISTRIBUTIONS:
Net Investment Income	(0.07)	(0.05)	(0.07)	(0.07)	(0.09)
Net Realized Gains on Securities	—	—	—	—	(0.01)

Total Distributions	(0.07)	(0.05)	(0.07)	(0.07)	(0.10)

REDEMPTION FEES	—(2)	—(2)	—(2)	—	—

Net Asset Value, End of Year	$ 5.32	$ 4.99	$ 4.43	$ 3.34	$ 2.26

Total Return(3)	8.10%	13.88%	34.96%	51.56%	(42.14)%
Net Assets, End of Year (thousands)	$21,879	$24,772	$18,722	$13,582	$13,459
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.28%	1.30%	1.44%	1.78%	1.61%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.44%	1.32%	1.09%	2.52%	2.82%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.96%	0.82%	0.45%	1.54%	2.01%
Portfolio Turnover Rate	114%	81%(4)	99%	110%	71%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(4)	Portfolio turnover rate excludes securities delivered from processing a subscription-in-kind.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Year	$ 15.99	$ 18.87	$ 14.20	$ 13.36	$ 16.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.27(1)	0.28(1)	0.36	0.23(1)	0.26
Net Gain (Loss) on Securities (Realized and Unrealized)	2.81	(2.19)	4.68	0.86	(3.36)

Total from Investment Operations	3.08	(1.91)	5.04	1.09	(3.10)

LESS DISTRIBUTIONS:
Net Investment Income	(0.35)	(0.97)	(0.37)	(0.25)	(0.30)
Net Realized Gains on Securities	—	—	—	—	(0.03)

Total Distributions	(0.35)	(0.97)	(0.37)	(0.25)	(0.33)

REDEMPTION FEES(2)	—	—	—	—	—

Net Asset Value, End of Year	$ 18.72	$ 15.99	$ 18.87	$ 14.20	$ 13.36

Total Return(3)	19.25%	(9.08)%	35.63%	7.96%	(17.99)%
Net Assets, End of Year (thousands)	$731,988	$536,033	$639,480	$447,139	$460,171
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.00%	1.04%	1.03%	1.05%	1.05%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.45%	1.73%	2.11%	1.49%	1.78%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.44%	1.69%	2.08%	1.44%	1.73%
Portfolio Turnover Rate	8%	13%	10%	8%	21%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights

For an Institutional Class Share Outstanding Throughout Each Year

	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net Asset Value, Beginning of Year	$ 15.50	$ 15.87	$ 12.12	$ 10.05	$ 14.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income	0.23(1)	0.21(1)	0.22	0.19	0.22
Net Gain (Loss) on Securities (Realized and Unrealized)	1.43	(0.13)(2)	3.79	2.07	(4.00)

Total from Investment Operations	1.66	0.08	4.01	2.26	(3.78)

LESS DISTRIBUTIONS:
Net Investment Income	(0.38)	(0.45)	(0.26)	(0.19)	(0.18)
Net Realized Gains on Securities	—	—	—	—	—

Total Distributions	(0.38)	(0.45)	(0.26)	(0.19)	(0.18)

REDEMPTION FEES(3)	—	—	—	—	—

Net Asset Value, End of Year	$ 16.78	$ 15.50	$ 15.87	$ 12.12	$ 10.05

Total Return(4)	10.76%	0.89%	33.26%	22.36%	(26.75)%
Net Assets, End of Year (thousands)	$1,003,909	$585,169	$347,122	$203,268	$107,975
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	0.99%	1.02%	1.03%	1.06%	1.12%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses and/or recoupment)	1.34%(5)	1.46%	1.65%	1.87%	2.35%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses and/or recoupment)	1.35%	1.45%	1.63%	1.81%	2.23%
Portfolio Turnover Rate	19%	14%	18%	19%	39%

(1)	Per share numbers have been calculated using the average share method.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statements of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amounts represent less than $0.005 per share.
(4)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(5)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

June 30, 2013

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment CompanyAct of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”. Effective October 29, 2012 the E.I.I. International Property Fund and the E.I.I. Global Property Fund are classified as diversified mutual funds. The E.I.I. Realty Securities Fund remains classified as a non-diversified mutual fund.

E.I.I. Realty Securities Fund’s investment objective is to provide the diversification and total return potential of investments in real estate by investing primarily in companies whose business is to own, operate, develop and manage real estate. The Fund also seeks to achieve a total return that includes a significant component of current income, which may provide portfolio stability during periods of market fluctaution.

E.I.I. International Property Fund’s investment objective is to provide current income and long-term capital gains by investing primarily in international property companies whose business is to own, operate, develop and manage international real estate.

E.I.I. Global Property Fund’s investment objective is total return by primarily investing in U.S. and non-U.S. companies whose business is to own, operate, develop and manage real estate.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2013, the Adviser and Investor classes have not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates:     The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. The Funds estimate components of distributions from REITs. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

Return of capital distributions are recorded as a reduction of cost of the related securities. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as a reduction or increase in realized gains or losses.

Security Valuation:     Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees (The “Board”).

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

The Board has delegated the fair valuation of each Fund’s portfolio securities to the Adviser. BNY Mellon Investment Servicing (US) Inc., which act as the Funds’ Sub-Administrator, is also responsible (in conjunction with oversight by the Adviser) for fair valuation of each Fund’s portfolio securities. To assist with their responsibilities, the Adviser and/ or Sub-Administrator may utilize an outside pricing service approved by the Board.

Fair Value Measurements:     The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the value that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs reflect the assumptions market participants would use in valuing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

    ●   Level 1 — quoted prices in active markets for identical investments

    ●   Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

    ●   Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of June 30, 2013:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	June 30, 2013	Price	Inputs	Inputs
Investments in Securities*	$21,887,406	$21,887,406	$—	$—

Total	$21,887,406	$21,887,406	$—	$—

* See Schedule of Investments for geographic and industry sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	June 30, 2013	Price	Inputs	Inputs
Common Stock:
Japan	$164,682,117	$164,682,117	$—	$—
Spain	14,975,867	14,975,867	—	—
All other countries	291,132,231	—	291,132,231	—
Real Estate Investment Trusts:
France	30,269,786	30,269,786	—	—
Netherlands	30,610,990	30,610,990	—	—
Singapore	2,385,799	2,385,799	—	—
United Kingdom	91,828,361	47,865,820	43,962,541	—
All other countries	70,125,217	—	70,125,217	—
Short-Term Investment	36,724,764	36,724,764	—	—

Total	$732,735,132	$327,515,143	$405,219,989	$—

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	June 30, 2013	Price	Inputs	Inputs
Common Stock:
Japan	$106,058,861	$106,058,861	$—	$—
Spain	7,068,759	7,068,759	—	—
United States	9,345,801	9,345,801	—	—
All other countries	211,680,076	—	211,680,076	—
Real Estate Investment Trusts:.
Canada	25,876,052	25,876,052	—	—
France	26,294,990	26,294,990	—	—
Netherlands	19,468,749	19,468,749	—
United Kingdom	62,633,067	35,021,213	27,611,854	—
United States	457,517,031	457,517,031	—	—
All other countries	38,009,160	—	38,009,160	—
Short Term Securities	43,507,254	43,507,254	—	—

Total	$1,007,459,800	$730,158,710	$277,301,090	$—

Transfers in and out of levels 1, 2 and 3 of the fair value heirarchy are recognized as of the beginning of the reporting period. Of the level 1 investments presented above, equity investments amounting to $160,150,255 and $88,182,859 for the E.I.I. International Property Fund and E.I.I. Global Property Fund, respectively, were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investments are principally traded. The Funds’ foreign equity securities may often be valued at fair value.

Foreign Currency Translation:     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in securities.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes:     The Funds may be subject to foreign income taxes imposed by certain countries in which it invests.Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. Some foreign countries may apply taxes retroactively. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statements of Operations under net change in unrealized appreciation on investment securities.

Security Transactions:     Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses:     The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

Income Recognition:     Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions:     Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

It is the policy of the Funds’ to pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs held by the Funds are generally composed of investment income, long-term capital gains, and return of capital, but the REITs do not report this information to the Funds until the following calendar year. At June 30, 2013, E.I.I. Realty Securities Fund and E.I.I. Global Property Fund estimated these amounts within the financial statements since the information is not available from the REITs until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-end. For the year ended June 30, 2013, the character of distributions paid to shareholders of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund disclosed within the Statements of Changes in Net Assets is based on the actual breakdown of distributions paid to the funds for the period July 1, 2012 to December 31, 2012 and estimates for the period January 1, 2013 through June 30, 2013. All estimates are based upon REIT information sources available to E.I.I. Realty Securities Fund and E.I.I. Global Property Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s fiscal year-ends. After calendar year-end, when E.I.I. Realty Securities Fund and E.I.I. Global Property Fund learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are possibly re-characterized as return of capital and/or capital gain. After all applicable REITs have informed E.I.I. Realty Securities Fund and E.I.I. Global Property Fund of the actual breakdown of distributions paid to the funds during its fiscal year; estimates previously recorded are adjusted on the books of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund to reflect actual results. As a result, the composition of E.I.I. Realty Securities Fund and E.I.I. Global Property Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund shareholders on IRS Form 1099DIV.

For the year ended June 30, 2013, permanent differences resulting primarily from foreign currency transactions, foreign gains tax and passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
E.I.I. Realty Securities Fund	$—	$ —	$ —
E.I.I. International Property Fund	—	(1,010,454)	1,010,454
E.I.I. Global Property Fund	—	2,382,634	(2,382,634)

Net investment income and net realized gains/(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

Federal Income Taxes:     The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expenses, respectively. As of June 30, 2013, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Fund’s financial statements.

Real Estate Securities Risk:     The Funds investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property and the management skill and creditworthiness of REIT issuers. REITs are defined as companies that are permitted by local regulations

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

to avoid payment of taxes at the corporate level by paying out a substantial portion of income to shareholders as dividends. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to the Funds on their investment in such securities.

Foreign Issuer Risk:     For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. Investing in these foreign issuers involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments, which could adversely affect the value of such securities. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk:     Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications:     In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote. Therefore, the Funds have not accrued any liability in connection with these indemnification provisions.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

Effective March 13, 2013, E.I.I. Realty Securities, Inc. (the “Adviser” or “E.I.I.”) changed its name to EII Realty Securities, Inc. (the “Adviser” or EII).

The Funds have entered into an Investment Advisory Agreement with EII for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

Administration Fee

EII will also provide administrative services to the Funds. Under the Administrative Services Agreement, EII receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. EII has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), under which EII pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

The Bank of New York Mellon serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $24,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $8,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the year ended June 30, 2013 was $100,000.

Distributor

Foreside Funds Distributors LLC serves as the distributor of the Funds’ shares. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

EII has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Fiscal Year ended 2013	$112,192	$ 10,964	$ —
Fiscal Year ended 2012	101,853	220,105	73,763
Fiscal Year ended 2011	107,460	184,715	77,943

Total	$321,505	$415,784	$151,706

The Adviser of E.I.I. Global Property Fund has recouped $99,974 from the fiscal year ended 2010.

D. Investment Transactions:

For the Year Ended June 30, 2013, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Purchases	$25,836,734	$162,275,813	$500,873,916
Sales	29,572,350	51,455,003	148,462,643

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

E. Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 was as follows:

	Distribution Paid in 2013		Distribution Paid in 2012
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
E.I.I. Realty Securities Fund	$ 328,479	$—	$ 209,778	$—
E.I.I. International Property Fund	12,530,715	—	29,197,634	—
E.I.I. Global Property Fund	16,766,150	—	11,697,724	—

Total Taxable Distributions	$29,625,344	$—	$41,105,136	$—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions

F. Components of Distributable Earnings:

As of June 30, 2013, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty Securities Fund	E.I.I. International Property Fund	E.I.I. Global Property Fund
Undistributed ordinary income	$ 86,543	$ 4,699,209	$ 2,746,148
Undistributed Capital Gains	2,424,973	—	—
Unrealized appreciation*	3,284,479	54,388,120	92,487,469

Total accumulated earnings	$5,795,995	$59,087,329	$95,233,617

*  The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of passive foreign investment companies (“PFIC”).

Accumulated capital losses represent net capital loss carryforwards as of June 30, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is June 30, 2012.

As of June 30, 2013, the Funds had pre-enactment net capital loss carryforwards available to offset possible future gains as follows:

	Capital Loss
Fund	Carryforwards	2017	2018	2019
E.I.I. Realty Securities Fund	$ —	$ —	$ —	$ —
E.I.I. International Property Fund	(250,518,469)	(70,118,336)	(163,285,974)	(17,114,159)
E.I.I. Global Property Fund	(34,427,379)	—	(34,427,379)	—

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of June 30, 2013:

Fund	Short-Term	Long-Term
E.I.I. Realty Securities Fund	$ —	$ —
E.I.I. International Property Fund	(3,616,435)	(18,828,953)
E.I.I. Global Property Fund	—	—

During the fiscal year ended June 30, 2013, the E.I.I. Realty Securities Fund and the E.I.I. Global Property Fund utilized $1,841,493 and $14,704,986 of prior year capital loss carryforwards, respectively.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

June 30, 2013

G. Late Year losses:

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and June 30 and late year ordinary losses ((i) ordinary losses between January 1 and June 30, and (ii) specified ordinary and currency losses between November 1 and June 30) as occurring on the first day of the following tax year. For the year ended June 30, 2013, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until July 1, 2013. For the fiscal year ended June 30, 2013 the Funds did not defer any losses to July 1, 2013.

H. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2013 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$ 18,602,927	$ 3,721,249	$ (436,770)	$ 3,284,479
E.I.I. International Property Fund	678,315,316	143,924,282	(89,504,466)	54,419,816
E.I.I. Global Property Fund	914,953,305	129,402,251	(36,895,756)	92,506,495

I. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through August 23, 2013 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the three portfolios constituting E.I.I. Realty Securities Trust) (collectively, the “Funds”), as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 23, 2013

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited)

June 30, 2013

Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund are $2,424,973, $0 and $0, respectively.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 2.00% and 1.42%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.4580 per share (representing a total of $17,907,746). The total amount of taxes paid to such countries is $0.0386 per share (representing a total of $1,507,742).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, 2.00%, 38.51% and 26.47%, respectively, represent the amount of each distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. Realty Securities Trust Proxy Voting Guidelines

EII Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.govand may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Contract

At an in-person meeting held on April 30, 2013, the Board of Trustees (the “Trustees” or the “Board”), including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended) (the “Independent Trustees”), of E.I.I. Realty Securities Trust (the “Trust”) considered the annual approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of E.I.I. Realty Securities Fund (“RSF”), E.I.I. International Property Fund (“IPF”), E.I.I. Global Property Fund (“EGF”) (the “Funds”), and EII Realty Securities, Inc. (“EII” or the “Adviser”).

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees’ responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part 2A of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. (“Lipper”) based upon fund peer groups selected by Lipper.

The Board also met with representatives from the Adviser to discuss information about the firm’s profitability and business plans, and staffing and investment performance issues.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2013

The Board reviewed and considered the nature and extent of the investment advisory services provided by EII under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the nonadvisory, administrative services provided by EII under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. The Board also compared the nature of the services provided by EII with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of EII who provided the administrative and investment advisory services to the Funds. The Trustees determined that EII’s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed the performance of the Funds as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the “performance peer group”). When considering a Fund’s performance, the Board and the Adviser placed emphasis on trends and longer-term returns (focusing on one-year, three-year, five-year and ten-year performance, as of March 31, 2013, or since inception, as applicable).

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees reviewed the advisory and administrative fees (together, the “management fee”) paid by the Funds and the total expense ratios of the Funds. They noted that: (i) RSF’s and EGF’s contractual management fee rate was higher than, and IPF’s was equal to, the median management fee rates for funds selected by Lipper (the “expense peer group”) that are managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Lipper report for the Funds; (ii) IPF’s actual management fee was equal to the median expense peer group while EGF’s and RSF’s actual management fees were below the median expense peer groups; and (3) RSF’s and IPF’s actual total expense ratios were below the expense peer group averages because of fee waivers but EGF’s actual total expense ratio was slightly above the expense peer group average. The Trustees concluded that the Fund’s total expense ratios and management fees were competitive with the expense peer groups. The Independent Trustees reviewed the structure of each Fund’s management fee schedule under the Advisory Agreement and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by EII from its relationship with the Funds and concluded that the profits earned by EII were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so called “fall out benefits” derived by EII from its relationship with the Funds although it did consider whether EII realized any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by EII would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce EII’s cost but concluded that the receipt of such research strengthens the investment management resources of EII, which might ultimately benefit the Funds and other funds and clients.

The Trustees considered whether EII was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Trustees noted that EII’s operations remained profitable. The Independent Trustees concluded that EII had the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and EII, including the policies and procedures formulated and adopted by EII for managing each Fund’s operations and the Trustees’ confidence in the competence and integrity of the senior managers and key personnel of EII. The Board concluded that it was beneficial for the Funds to continue their relationship with EII.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2013

The Board considered the controls and procedures adopted and implemented by EII and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by EII indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund’s business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees’ executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and legal counsel. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2013

E.I.I. Realty Securities Trust

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. The mailing address of the Trustees and Officers is 640 Fifth Avenue, 8th Floor, New York, New York 10019. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (888) 323-8912.

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Disinterested Trustee
Michael J. Abbott, 49 Independent Trustee	Trustee since February 2012	Partner, Raptor Group Holdings, since July 2012; Partner, Helios Advisors LLC, July 2011-2012; Cornell University Chief Investment Officer, 2010-2011; Robeco Sage, Chief Executive Officer, 2007- 2010.	3	Director, JSK Capital. (2011-2012)
Warren K. Greene, 77 Chairman & Independent Trustee	Trustee since 1998; Chairman since May 2005	President, American Investors Fund LLC.	3	Trustee, Renaissance Capital Greenwich Funds.
Joseph Gyourko, 57 Independent Trustee	Trustee since June 1998	Martin Bucksbaum Professor of Real Estate, Finance, Business & Public Policy, The Wharton School, University of Pennsylvania.	3	None.
Juan M. Meyer, 69 Independent Trustee	Trustee since December 2005	Partner, Genspring Family Offices, since February 2003; President, Eagle Capital International (family office), from February 1984 to February 2003.	3	None.
“Interested” Trustee[3]
Richard J. Adler, 66 Chief Executive Officer & President	Trustee since February 2012; President since May 2004	Managing Director, EII	3	None.
Christian A. Lange, 73	Trustee since October 2003	President and Chief Executive Officer of EII Capital Management, Inc.	3	Director, E.I.I. Voyager U.S. Leaders Equity Company, Director of Amadeus Capital Vision PLC, Director of E.I.I. Real Estate Securities Advisors.

E.I.I. REALTY SECURITIES TRUST

Additional Information (unaudited) (continued)

June 30, 2013

Name, (Age), Address and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Officers
Richard J. Adler, 66	President since May 2004	Managing Director, EII	3	N/A
Kathleen Heineken, 31	Secretary since September 2010	Compliance Associate and Director of Mutual Fund Administration, EII since May 2007	3	N/A
Michael J. Meagher, 51	Treasurer since May 2003; Chief Compliance Officer since October 2004	Senior Vice President, Chief Compliance Officer and Director of Mutual Funds, EII since March 2003.	3	N/A

[1]	Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.
[2]	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
[3]	Mr. Lange and Mr. Adler are considered to be “interested persons” (as defined by the 1940 Act) of the Trust because of their employment with the Adviser and/or an affiliate of the Adviser.

Investment Adviser & Administrator

EII Realty Securities, Inc.

640 Fifth Avenue 8th Floor

New York, NY 10019

(800) 667-0794

Sub-Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-5120

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Distributor

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Legal Counsel

Kramer, Levin, Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Officers & Trustees

Richard J. Adler, President,

Chief Executive Officer & Trustee

Kathleen Heineken, Secretary

Michael J. Meagher, Treasurer &

Chief Compliance Officer

Warren K. Greene, Independent

Chairman & Trustee

Joseph Gyourko, Independent Trustee

Juan M. Meyer, Independent Trustee

Christian A. Lange, Trustee

Michael J. Abbott, Independent Trustee

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $105,300 in 2012 and $108,460 in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,250 in 2012 and $5,250 in 2013. Fees are for the Form N-1A review.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the registrant’s federal, state and excise tax returns are $13,194 in 2012 and $13,590 in 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,500 in 2012 and $8,500 in 2013. Fees are for the PFIC Analyzer.

(e)(1)	All pre approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $21,944 in 2012 and $23,840 in 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	EII Realty Securities Trust

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	08/22/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Adler
Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date	08/22/13

By (Signature and Title)*	/s/ Michael J. Meagher
Michael J. Meagher, Vice President and Treasurer
(principal financial officer)

Date	08/22/13

* Print the name and title of each signing officer under his or her signature.